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                       MORTGAGE LOAN WAREHOUSING AGREEMENT


         THIS MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Agreement") is made as of the 6th day of March, 1996, by and between EMERGENT MORTGAGE CORP., a South Carolina corporation (the "Company"), the lenders from time to time party hereto, their respective successors and assigns (each a "Lender" and collectively the "Lenders"); and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              STATEMENT OF PURPOSE

         The Company has requested the Lenders to extend to the Company a mortgage warehousing line of credit, and the Lenders have agreed to do so on the terms and subject to the conditions set forth herein. All capitalized terms not otherwise defined herein are defined in Paragraph 11 hereof.

         Now, therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT


         1        Revolving Credit Facility and Swing Line Facility.

                  1(a) Commitments; Regular Lending Limit. Subject to the conditions set forth herein, the Lenders severally agree that they shall, from time to time up to and including the Business Day immediately preceding the Maturity Date, advance and readvance their respective Percentage Shares of loans (the "Regular Loans" or a "Regular Loan") to the Company in principal amounts not to exceed, in the aggregate at any one time outstanding (determined after giving effect to the other transactions contemplated by the Loan Request pursuant to which said Regular Loan was requested), the lesser of:

                           (1)      The Aggregate Facility Commitment; and

                           (2) The Collateral Value of the Borrowing Base minus the aggregate dollar amount of Swing Line Loans outstanding (and not being repaid by the Regular Loans requested).

                  1(b) Swing Line Lending Limit. On the terms and subject to the conditions set forth herein, First Union agrees that it shall, from time to time up to and including the Business Day immediately preceding the Maturity Date, make loans (the "Swing Line Loans" or a "Swing Line Loan") to the Company in principal amounts not to exceed, in the aggregate at any one time outstanding (determined after giving effect to the other transactions contem-



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plated by the Loan Request pursuant to which said Swing Line Loan was requested), the lesser of:

                           (1)      The Maximum Swing Line Commitment; and

                           (2) The Collateral Value of the Borrowing Base minus the aggregate dollar amount of Regular Loans outstand-ing;

provided, however, that in calculating the availability of Swing Line Loans under this Paragraph 1(b) at any date, the aggregate amount of Swing Line Loans outstanding shall not include any Swing Line Loans which will be repaid with Regular Loans to be advanced on such date in accordance with the terms of this Agreement.

                  1(c)     Refunding of Swing Line Loans.

                           (1) Prior to the occurrence of an Event of Default or Potential Default, Swing Line Loans shall be refunded by the Lenders on a weekly basis no later than 4:00 p.m. (Charlotte, North Carolina time) on each Tuesday (or if not a business day, the next business day). First Union will provide written notice of all amounts owed by the Lenders by 2:00 p.m. (Charlotte, North Carolina time) on the day such refunding is to occur. Such refundings shall be made by the Lenders in accordance with their respective Percentage Shares and shall, thereafter, be reflected as actual Regular Loans of the Lenders on the books and records of the Administrative Agent.
                           (2) Upon demand by FUNB after the occurrence of any Event of Default or Potential Default, each Lender (other than FUNB) shall irrevocably and unconditionally purchase from FUNB, without recourse or warranty (except that such outstanding Swing Line Loans in fact were made in accordance with the provisions of this Agreement, and are not subject to any Liens arising out of any act of FUNB), an undivided interest and participation in the designated Swing Line Loans then outstanding, by paying to FUNB, in Dollars immediately available to FUNB an amount equal to such Lender's Percentage Share of such Swing Line Loans, and thereafter, except as otherwise provided in the second succeeding sentence, the Lender's respective interests in such Swing Line Loans, and the remaining interest of FUNB in such Swing Line Loans, shall in all respects be treated as Regular Loans under this Agreement, but such Swing Loans shall continue to be evidenced by the Note which evidences the Swing Line Loans, provided that the obligation of any Lender to purchase such participation in a Swing Loan shall be subject to the provisions of Paragraph 1(c)(4). If any Lender does not pay any amount which it is required to pay to FUNB after giving effect to the provisions of Paragraph 1(c)(4), FUNB shall be entitled to recover such amount on demand from such Lender, together with interest thereon, at the Federal Funds Rate, for each day from the date of such demand, if made prior to 2:00


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         p.m. (Charlotte, North Carolina time) on any Business Day, or, if made after 2:00 p.m. from the next Business Day following the date of such demand, until the date such amount is paid to FUNB by such Lender. If such Lender does not pay such amount forthwith upon FUNB's demand therefor, and until such time as such Lender makes the required payment, FUNB shall be deemed to continue to have outstanding a Swing Loan in the amount of such unpaid participation obligation for all purposes of this Agreement other than those provisions requiring the other Lender to purchase a participation therein. FUNB shall upon the request of such Bank, furnish to such Lender a participation certificate evidencing the participation purchased by such Lender.

                           (3) The Company hereby authorizes the Administrative Agent to charge the Funding Account, the Settlement Account or any other account (other than escrow or custodial accounts) maintained by it with the Administrative Agent (up to the amount available therein) in order to immediately pay First Union the amount of such Swing Line Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swing Line Loans requested or required to be refunded. If any portion of any such amount paid to First Union shall be recovered by or on behalf of the Company from First Union in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in accordance with their respective Percentage Shares.

                           (4) Notwithstanding anything contained in this Agreement to the contrary, no Lender shall be obligated to refund any Swing Line Loans made by First Union or purchase any participation therein unless (i) First Union believed in good faith that all conditions specified in Paragraph 1(b) or Paragraph 4 to the making of such Swing Line Loans were satisfied at the time such Swing Line Loans were made, or (ii) such Lender had actual knowledge that any such condition had not been satisfied and failed to notify First Union in writing prior to the time First Union made such Swing Line Loan that First Union was not authorized to make a Swing Line Loan until such condition had been satisfied, or (iii) the satisfaction of any such condition that was not satisfied had been waived by the requisite Lenders in accordance with the provisions of this Agreement, or the making of such Swing Line Loan in the face of such non-satisfied condition or conditions had been consented to by the requisite Lenders in accordance with the provisions of this Agreement.

                  1(d)     [intentionally omitted]

                  1(e) Interest Rate. All Loans shall bear interest at the Alternate Base Rate unless the Company elects to have a Regular Loan bear interest at the Applicable Eurodollar Rate, as permitted herein.



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                  1(f) Payment of Interest. The Company shall pay to the
Administrative Agent for the benefit of the Lenders interest on Loans outstanding hereunder from the date disbursed to but not including the date of payment. Interest on Alternate Rate Loans shall be payable monthly, in arrears, as provided in Paragraph 2(d) below, and interest on Eurodollar Rate Loans shall be payable at the end of the applicable Interest Period.

                  1(g)     Conversion and Continuation.

                           (1) The Company may elect from time to time to convert Eurodollar Rate Loans to Alternate Rate Loans by giving the Administrative Agent at least one Business Day's prior irrevocable notice of such election. Any conversion of Eurodollar Rate Loans may only be made on the last day of the applicable Interest Period. Subject to the limitation set forth in the last sentence of Paragraph 2(i)(3) hereof, the Company may elect from time to time to convert Alternate Rate Loans to Eurodollar Rate Loans by giving the Administrative Agent at least three (3) Eurodollar Business Days' prior irrevocable notice of such election. All such elections shall be made by means of a Loan Request. No Alternate Rate Loan shall be converted into a Eurodollar Rate Loan if an Event of Default or Potential Default has occurred and is continuing on the day occurring three Eurodollar Business Days prior to the date of the conversion requested by the Company or on the date of conversion. All or any part of outstanding Loans may be converted as provided herein, provided that partial conversions shall be in a minimum principal amount of $1,000,000.00 or whole multiples of $100,000.00 in excess thereof.

                           (2) Any Eurodollar Rate Loan may be continued as such upon the expiration of the Interest Period with respect thereto by the Company giving the Administrative Agent at least three Eurodollar Business Days' prior irrevocable notice of such election as set forth in a Loan Request; provided, however, that no Eurodollar Rate Loan may be continued as such when any Event of Default or Potential Default has occurred and is continuing on the day occurring three (3) Eurodollar Business Days prior to the proposed date of such continuation or on the date of conversion, but shall be automatically converted to an Alternate Rate Loan on the last day of the then current Interest Period applicable thereto, and the Administrative Agent shall notify the Company promptly that such automatic conversion will occur. If the Company shall fail to give notice as provided above, the Company shall be deemed to have elected to convert the affected Eurodollar Rate Loan to an Alternate Rate Loan on the last day of the relevant Interest Period.



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         2        Miscellaneous Lending Provisions.

                  2(a) Inability to Determine Rate. If the Administrative Agent determines (which determination shall be conclusive and binding upon the Company, provided such determination is made on a reasonable basis) that by reason of circumstances affecting the London interbank eurodollar market adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any Interest Period, the Administrative Agent shall forthwith give facsimile notice of such determination, confirmed in writing, to each Lender affected thereby and to the Company. If such notice is given: (1) no Loan may be funded as a Eurodollar Rate Loan, (2) any Loan that was to have been converted to a Eurodollar Rate Loan shall, subject to the provisions hereof, be continued as an Alternate Rate Loan and (3) any outstanding Eurodollar Rate Loan shall be converted on the last day of the then current Interest Period with respect thereto to an Alternate Rate Loan. Until such notice has been withdrawn by the Administrative Agent, the Company shall not have the right to convert a Loan to a Eurodollar Rate Loan or fund any Loan as a Eurodollar Rate Loan or to continue a Eurodollar Rate Loan as such. The Administrative Agent shall withdraw such notice in the event that the circumstances giving rise thereto no longer exist and that adequate and reasonable means exist for ascertaining the Eurodollar Rate, and following withdrawal of such notice by the Administrative Agent, the Company shall have the right to fund any Loan as a Eurodollar Rate Loan or convert a Loan to a Eurodollar Rate Loan or to continue a Eurodollar Rate Loan in accordance with the terms and conditions of this Agreement.

                  2(b) Illegality. Notwithstanding any other provisions herein, if any law, regulation, treaty or directive or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender to make or maintain Eurodollar Rate Loans as contemplated by this Agreement, upon notice from said Lender to the Administrative Agent, the Administrative Agent shall forthwith give facsimile notice to the Company of such illegality, and upon giving such notice: (i) the commitment of such Lender to continue Eurodollar Rate Loans or to convert Alternate Rate Loans to Eurodollar Rate Loans shall be automatically cancelled and (ii) all Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Alternate Rate Loans at the end of their respective Interest Periods or within such earlier period as required by law. In the event of a conversion of any such Loan prior to the end of its applicable Interest Period, the Company hereby agrees to promptly pay such Lender, upon demand, the amounts required pursuant to Paragraph 2(e) below, it being agreed and understood that such conversion shall constitute a prepayment for all purposes hereof. The provisions hereof shall survive the termination of this Agreement and the payment of the outstanding Loans and all other amounts payable hereunder.

                  2(c)     Requirements of Law; Increased Costs.  In the event
that any change subsequent to the date hereof in any applicable law, order, regulation, treaty or directive issued by any central


                                        5

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bank or other Governmental Authority, or in the governmental or judicial interpretation or application thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) by any central bank or other Governmental Authority:

                           (1) subjects any Lender to any tax of any kind whatsoever with respect to this Agreement or any Loans made hereunder, or change the basis of taxation of payments to any Lender of principal, fee, interest or any other amount payable hereunder (except for change in the rate of tax on the overall net income of such Lender);

                           (2) imposes, modifies or holds applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of any Lender which are not otherwise included in the determination of the Applicable Eurodollar Rate or the Corporate Base Rate or Fed Funds Rate; or

                           (3)      imposes on a Lender any other condition;

         and the result of any of the foregoing is to increase the cost to such Lender of making, renewing or maintaining any Loan or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of such Lender or any Person controlling such Lender, then, in any such case, the Company shall, subject to the provisions hereof pay to the Administrative Agent for remittance to such Lender, within 15 days (the "15 day period") of written demand made through the Administrative Agent, any additional amounts necessary to compensate such Lender for such additional cost or reduced amounts receivable or rate of return as determined by such Lender with respect to this Agreement or Loans made hereunder (unless the Company has given written notice within the 15 day period that such Lender's Maximum Commitment has been terminated in accordance with the proviso to this Paragraph 2(c)); provided, however, that if any Lender makes any such demand to the Company, the Company shall have the right upon receipt of such demand to prepay, in full, all Loans outstanding from such Lender and all accrued interest thereon, whereupon: (i) the Aggregate Facility Commitment will be reduced by an amount equal to such Lender's Maximum Commitment and (ii) all rights and obligations of such Lender will be deemed to have terminated under this Agreement and all other Credit Documents and such Lender will no longer be a party hereto or thereto; provided further, however, that the foregoing will not be effective unless no Event of Default has occurred and is continuing. If any Lender becomes entitled to claim any additional amounts pursuant to this Paragraph 2(c), it shall promptly notify the Company of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence


                                        6

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         containing the calculation thereof in reasonable detail submitted by such Lender to the Company shall be conclusive in the absence of manifest error. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Loans and all other amounts payable hereunder.

                  2(d) Funding. A Lender shall be entitled to fund all or any portion of the Loans in any manner it may determine in its sole discretion, but all calculations and transactions hereunder shall be conducted as though such Lender actually funds all Eurodollar Loans through the purchase in London of offshore dollar deposits in the amount of the relevant Eurodollar Rate Loan in maturities corresponding to the applicable Interest Period.

                  2(e) Funding Indemnification -- Prepayment. In addition to all other payment obligations hereunder, in the event any Loan which is outstanding as a Eurodollar Rate Loan is prepaid prior to the last day of the applicable Interest Period, whether following a voluntary prepayment or a mandatory prepayment, the Company shall immediately pay to the Lenders holding the Eurodollar Rate Loans prepaid, through the Administrative Agent, an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of the Eurodollar Rate Loan so prepaid to the last day of the Interest Period for such Eurodollar Rate Loan at the applicable rate of interest hereunder for such Eurodollar Rate Loan over (ii) the interest component of the amount the Administrative Agent would have bid in the London Interbank Market for dollar deposits of leading banks of amounts comparable to such principal amount repaid and maturities comparable to such period, as reasonably determined by the Administrative Agent, together with an additional amount compensating each such Lender for losses and expenses incurred by each such Lender in connection with such prepayment, including, without limitation, such as may arise out of a re-employment of funds obtained by such Lender and from fees payable to terminate the deposits from which such funds were obtained, such losses, and expenses and the method of calculation thereof being set forth in reasonable detail and a statement delivered to the Company by each such Lender. Under no circumstances shall any Lender have any obligation to remit monies to the Company upon prepayment of any Eurodollar Rate Loan even under circumstances which do not result in the necessity of the payment by the Company of any amount hereunder. The provisions hereof shall survive termination of this Agreement and payment of the outstanding Loans and all amounts payable hereunder.

                  2(f) Funding Indemnification -- Default or Failure to Continue or Convert. In addition to all other payment obligations hereunder, in the event the Company shall fail to continue or to make a conversion to a Eurodollar Rate Loan after the Company has given notice thereof as provided in Paragraph 1(g) above, or if after giving a notice to have the Lenders make Eurodollar Rate Loans, the Lenders are not obligated to do so due to the existence of an Event of Default or Potential Default, then the Company shall immediately pay to the Administrative Agent for the benefit of the


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Lenders an additional amount compensating the Lenders for losses and expenses incurred by the Lenders in connection with such failure to continue or convert a Eurodollar Loan, or the occurrence of an Event of Default or Potential Default including, without limitation, such as may arise out of re-employment of funds obtained by the Lenders and from fees payable to terminate the deposits from which such funds were obtained, such losses and expenses and the method of calculation thereof being set forth in reasonable detail in a statement delivered to the Company by the Administrative Agent. The provisions hereof shall survive termination of this Agreement and payment of the outstanding Loans and all other amounts payable hereunder.

                  2(g)     Use of Proceeds.  The proceeds of all Loans shall be
used by the Company for the purpose of originating and acquiring
Eligible Mortgage Loans.

                  2(h) Note. The obligation of the Company to repay the Regular Loans shall be evidenced by a note payable to the order of each Lender in the form attached hereto as Exhibit A-1 and the obligation of the Company to repay the Swing Line Loans shall be evidenced by a note payable to the order of First Union in the form attached hereto as Exhibit A-2 (collectively, the "Notes").

                  2(i)     Request For Loans; Making of Loans.

                           (1) If the Company desires to borrow a Regular Loan bearing interest at the Alternate Base Rate, the Company shall make a Loan Request to the Administrative Agent no later than 12:00 noon (Charlotte, North Carolina time) on the proposed funding date, which Loan Request shall be forwarded promptly by the Administrative Agent to the Lenders by facsimile transmission no later than 1:00 p.m. (Charlotte, North Carolina time) on such date. The Lenders shall make available the amount of their respective Percentage Shares of the proposed Regular Loan by crediting the amount thereof in immediately available, same day funds to the Funding Account no later than 4:00 p.m. (Charlotte, North Carolina time) on such date.

                           (2) If the Company desires to borrow a Swing Line Loan, the Company shall make a Loan Request to First Union no later than 12:00 noon (Charlotte, North Carolina time) on the proposed funding date and First Union shall make available the amount of the Swing Line Loan by crediting the amount thereof in immediately available, same day funds to the Funding Account no later than 4:00 p.m. (Charlotte, North Carolina time) on such date.

                           (3) If the Company desires to borrow or continue a Eurodollar Loan or to convert an Alternate Rate Loan to a Eurodollar Loan as provided in Paragraph 1(g) above, the Company shall make a Loan Request to the Administrative Agent no later than 12:00 noon (Charlotte, North Carolina time) on


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         the day occurring at least three (3) Eurodollar Business Days prior to the date of the borrowing, conversion or continuation requested therein, which Loan Request shall be forwarded promptly by the Administrative Agent to the Lenders by facsimile transmission no later than 1:00 p.m. (Charlotte, North Carolina time) on the date of receipt. The Lenders shall make available the amount of their respective Percentage Shares of the proposed Eurodollar Rate Loans by crediting the amount thereof in immediately available, same day funds to the Funding Account no later than 2:00 p.m. (Charlotte, North Carolina time) on the requested funding date. Notwithstanding any provision hereof to the contrary, the parties agree that the Company may have only three (3) outstanding Eurodollar Rate Loans at any time and that each Eurodollar Rate Loan shall be in a minimum principal amount of $1,000,000.00 or whole multiples of $100,000.00 in excess thereof.

                  2(j) Interest and Fee Billing and Payment. The Administrative Agent shall (1) in the case of Alternate Rate Loans on or before the fifth Business Day of each month, and (2) in the case of Eurodollar Rate Loans, on the last day of the applicable Interest Period, deliver to the Company an interest and fee billing for the immediately preceding month or Interest Period, as the case may be, which billing shall set forth interest accrued and payable on Loans and fees payable hereunder for such period and which billing shall be payable, in the case of a billing delivered pursuant to subparagraph (1) above, no later than the second Business Day following receipt thereof by the Company and, in the case of a billing delivered pursuant to subparagraph (2) above, on the last day of the applicable Interest Period.

                  2(k) Repayment of Principal. Subject to the prepayment requirements of Paragraph 2(p) below and the required application of proceeds from the sale or other disposition of Mortgage Loans as provided in the Security Agreement, the Company shall pay the principal amount of all Alternate Rate Loans on the Maturity Date and the Company shall pay the principal amount of each Eurodollar Rate Loan on the last day of the applicable Interest Period relating thereto.

                  2(l)     Borrowing Base Conformity.

                           (1) The Company shall cause to be maintained with the Collateral Agent a Borrowing Base such that the Collateral Value of the Borrowing Base is not less than, at any date, the sum of the aggregate dollar amount of outstanding Loans.

                           (2) The Company shall prepay Loans to the Administrative Agent on behalf of the Lenders, upon telephonic or facsimile demand by the Administrative Agent, on any day in the amount by which the aggregate principal amount of outstanding Loans exceeds the Collateral Value of the Borrowing Base, said prepayment to be made on the date on which demand is made by the Administrative Agent if made prior to 4:00 p.m.


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         (Charlotte, North Carolina time) or, if made later than 4:00 p.m.
         (Charlotte, North Carolina time), before 9:00 a.m. (Charlotte, North Carolina time) on the next Business Day.

                           (3) If at such time as the Company shall be required to prepay Loans under this Paragraph 2(l) there shall not have occurred and be continuing an Event of Default or Potential Default hereunder, in lieu of prepaying the Loans as required, the Company may deliver to the Collateral Agent additional Eligible Mortgage Loans such that the Collateral Value of the Borrowing Base, after giving effect to the inclusion of such Eligible Mortgage Loans in the Borrowing Base, shall be in compliance with the requirements of subparagraphs (1) and (2) above.

                  2(m) Nature and Place of Payments. All payments made on account of the Obligations shall be made to the Administrative Agent for distribution to the Lenders and the Administrative Agent is hereby irrevocably authorized to debit the Settlement Account on account thereof and distribute amounts held therein as provided in Paragraph 2(q) below on account thereof. All payments made on account of the Obligations shall be made without setoff or counterclaim in lawful money of the United States of America in immediately available same day funds, free and clear of and without deduction for any taxes, fees or other charges of any nature whatsoever imposed by any taxing authority and if received by the Administrative Agent by 4:00 p.m. (Charlotte, North Carolina time) such payment will be credited on the next succeeding Business Day received. If a payment is received after 4:00 p.m. (Charlotte, North Carolina time) by the Administrative Agent, such payment will be credited on the second
(2nd) succeeding Business Day and interest thereon shall be payable at the then applicable rate until credited. All amounts received by the Administrative Agent on account of the Obligations shall be disbursed by the Administrative Agent to the applicable Lenders by wire transfer on the date of receipt if received by the Administrative Agent by the applicable deadline for payment thereof as specified above, or if received later, on the next succeeding Business Day. If any payment required to be made by the Company hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

                  2(n) Post-Maturity Interest. Any Obligations not paid when due (whether at stated maturity, upon acceleration or otherwise) shall bear interest from the date due (or from such later date as may be required by applicable law for the imposition of a late charge) until paid in full at a per annum rate equal to two percent (2%) above the interest rate otherwise applicable thereto, or, if such Obligations do not otherwise bear interest, two percent (2%) above the Alternate Base Rate; provided, however, in no event will such amount exceed the maximum rate permitted by applicable law.


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                  2(o) Computations. All computations of interest and fees
payable hereunder shall be based upon a year of 360 days for the actual number of days elapsed.

                  2(p)     Prepayments.

                           (1) The Company may voluntarily prepay Loans hereunder (including an Eurodollar Rate Loan subject to Paragraph 2(e)) in whole or in part at any time.

                           (2) Loans hereunder are subject to mandatory prepayment pursuant to Paragraph 2(l) above and, in addition, by application of proceeds of the sale or other disposition of Collateral as provided in the Security Agreement.

                           (3) The Company shall pay in connection with any prepayment in full of all outstanding Loans in connection with a termination of this Agreement, all interest accrued but unpaid at the time of such prepayment concurrently with such prepayment.

                  2(q)     Allocation of Payments Received.

                           (1) Prior to the occurrence of an Event of Default and acceleration of all Loans outstanding hereunder or termination of the commitment of the Lenders to advance Loans hereunder, principal amounts received by the Administrative Agent shall be allocated (i) first, to First Union in payment of any Swing Line Loans outstanding which have not been refunded with Regular Loans, then (ii) next, among the Lenders on account of the Obligations pro rata in accordance with their respective Regular Repayment Shares.

                           (2) Following the occurrence of an Event of Default and acceleration of all Loans outstanding hereunder or termination of the commitments of the Lenders to advance Loans hereunder, all amounts received by the Administrative Agent on account of the Obligations shall be disbursed by the Administrative Agent as follows:

                                      (i)   First, to the payment of reasonable
                  costs and expenses incurred by the Administrative Agent in the performance of its duties and enforcement of its rights under the Credit Documents, including, without limitation, all reasonable costs and expenses of collection, reasonable attorneys' fees, court costs and foreclosure expenses;

                                     (ii) Second, to First Union in payment of
                  any Swing Line Loans outstanding which have not been refunded with Regular Loans;

                                     (iii)   Third, to the Lenders, pro rata in
                  accordance with their respective Regular Repayment


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                  Shares, until the outstanding Loans and other Obligations
                  shall have been paid in full; and

                               (iv) Fourth, to such Persons as may be legally entitled thereto.

                  2(r)     Fees.  The Company shall pay the following fees:

                           (1) To the Administrative Agent for the account of the Lenders: (i) an annual commitment fee, equal to (x) the Aggregate Facility Commitment in effect for the applicable period minus (y) the daily average of the aggregate outstanding principal amounts of the Loans during such period and then multiplying such result by (z) 0.125%, with such fee to be payable quarterly in arrears; provided, however, that no such fee will be charged for any quarter in which the daily average of the aggregate outstanding principal amounts of the Loans exceeds forty percent (40%) of the Aggregate Facility Commitment and provided further, however, that no such fee will be payable for the period prior to April 1, 1996; (ii) an annual facility fee, equal to
         (y) the Aggregate Facility Commitment multiplied by (z) 0.1% with such fee being payable prior to the Lenders making the first Loan hereunder and thereafter, on each anniversary of the date of this Agreement to the extent, that the Maturity Date has been extended in accordance with the provisions hereof; and (iii) an monthly wet loan usage fee equal to
         (x) the daily average of Wet Advances outstanding during such month multiplied by (y) 0.75% and divided by (z) 12 with such fee being payable in arrears. The fee described in clause (i) above will be shared among the Lenders in proportion to the excess of each Lender's Maximum Commitment over the daily average of the aggregate principal balance of the Loans outstanding from such Lender during the quarter for which the fee is computed. The fee described in clause (ii) above will be shared among the Lenders in proportion to their respective Percentage Shares. The fee described in clause (iii) above will be shared among the Lenders in proportion to the daily average of the respective Repayment Shares during such month.

                           (2) To the Administrative Agent for its own account, such arrangement and administration fees as have been agreed to in writing by the Company and the Administrative Agent, by agreement of the Company and the Administrative Agent.

                           (3) To the Collateral Agent for its own account, such collateral handling fees as are agreed to in writing by the Company and the Collateral Agent.

                           (4) The Company's obligations to pay the fees referred to in this Paragraph 2(r) shall survive the repayment in full of the Loans and this Agreement and the other Credit

         Documents will remain in full force and effect until all such fees are paid in full.

                  2(s) Foreign Lender Certifications. Each Lender that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Company and the Administrative Agent (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, or other manner of certification, establishing that payments of interest hereunder are either not subject to or totally exempt from United States Federal withholding tax and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form. Each such Lender also agrees to deliver to the Company and the Administrative Agent two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by such Lender to the Company, and such extensions or renewals thereof as may reasonably be requested by the Company or the Administrative Agent, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Company and the Administrative Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax.

         3        Security Agreement; Guaranties; Additional Documents.

                  3(a)     Security Agreement and Financing Statements.  On or
before the date hereof, the Company shall execute and deliver to the Administrative Agent and Collateral Agent: (1) a security and collateral agency agreement in the form of that attached hereto as Exhibit B (the "Security Agreement"), pursuant to which the Company shall pledge, assign and grant to the Collateral Agent for the benefit of the Lenders a perfected, first priority security interest in and lien upon the Collateral as security for the Obligations, and (2) such UCC financing statements as the Collateral Agent may request.

                  3(b) Parent Guaranties. On or before the date hereof, the Company shall cause to be executed and delivered to the Administrative Agent by each of the Parent Guarantors a continuing guaranty substantially in the form of that attached hereto as Exhibit C-1 (collectively, the "Parent Guaranties").

                  3(c)     Affiliate Guaranty.  On or before the date hereof,
the Company shall cause to be executed and delivered to the

Administrative Agent by CII a continuing guaranty substantially in the form of that attached hereto as Exhibit C-2 (the "Affiliate Guaranty").

                  3(d) Further Documents. The Company agrees to execute and deliver and to cause to be executed and delivered to the Collateral Agent from time to time such confirmatory and supplementary security agreements, financing statements and other documents, instruments and agreements as the Collateral Agent may reasonably request, which are in the Collateral Agent's judgment necessary or desirable to obtain for the Lenders the benefit of the Credit Documents and the Collateral.

         4        Conditions to Making of Loans.

                  4(a) First Loan. As conditions precedent to any Lender's obligation to make the first Loan hereunder:

                           (1) The Company shall have delivered, or shall have caused to be delivered, to the Administrative Agent, in form and substance satisfactory to the Administrative Agent and its counsel, each of the following (with sufficient copies for each of the Lenders):

                                (i) A duly executed copy of this Agreement;

                               (ii) A duly executed copy of the Security
                  Agreement, of each of the Guaranties and of the Subordination Agreement;

                              (iii) Duly executed copies of each of the Notes;

                               (iv) Duly executed copies of all financing
                  statements and other documents, instruments and agreements, properly executed, deemed necessary or appropriate by the Collateral Agent, in its reasonable discretion, to obtain for the Collateral Agent on behalf of the Lenders a perfected, first priority security interest in and lien upon the Collateral;

                                (v) Such credit applications, financial
                  statements, authorizations and such information concerning the Company or any of the Guarantors or the business, operations and conditions (financial and otherwise) of the Company or any of the Guarantors as any Lender may reasonably request;

                               (vi) Certified copies of resolutions of the Board
                  of Directors of each of the Company and the Guarantors approving the execution and delivery of the Credit Documents to which such Person is a party, the performance of the Obligations and any other obligations thereunder and the consummation of the transactions contemplated thereby;

                              (vii) A certificate of the Secretary or an
                  Assistant Secretary of each of the Company and the Guarantors certifying the names and true signatures of the officers of such Person authorized to execute and deliver the Credit Documents to which such Person is a party;

                             (viii) A copy of the Articles of Incorporation of
                  each of the Company and the Guarantors, certified by the respective Secretary or an Assistant Secretary of such Person as of the date of this Agreement as being accurate and complete;

                               (ix) A copy of the Bylaws of each of the Company
                  and the Guarantors, certified by the respective Secretary or an Assistant Secretary of such Person as of the date of this Agreement as being accurate and complete;

                                (x) A certificate (A) of the Secretary of
                  State of the State of South Carolina, certifying as of a recent date that the Company is in good standing; (B) of the Secretary of State of South Carolina, certifying as of a recent date that EFC is in good standing; (C) of the Secretary of State of the State of South Carolina, certifying as of a recent date that EGI is in good standing; and (D) of the Secretary of State of the State of South Carolina, certifying as of a recent date that CII is in good standing;

                               (xi) An opinion of counsel for the Company and
                  the Guarantors substantially in the form of Exhibit D attached hereto and covering such other matters as the Administrative Agent may reasonably request;

                              (xii) Evidence satisfactory to the
                  Administrative Agent that each of the Funding Account and the Settlement Account has been opened;

                              (xiii) A duly completed Borrowing Base Schedule
                  dated as of the date of the first Loan hereunder and certified by the Company to be true in all respects;

                               (xiv) A Covenant Compliance Certificate
                  demonstrating in detail satisfactory to the Administrative Agent and the Lenders that (A) the Company is in compliance with the covenants set forth in Paragraphs 7(j) and 7(k) below, (B) EGI is in compliance with the covenants set forth in Paragraphs 11(l) and 11(m) of the Parent Guaranty to which EGI is a party, and (C) CII is in compliance with the covenants set forth in Paragraph 11(l) of the Affiliate Guaranty; and

                              (xv) A written selection by the Company of
                  either the Applicable Corporate Base Rate or the Applicable Fed Funds Rate as the Alternate Base Rate.

                           (2) All acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Credit Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

                           (3) All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Credit Documents shall be satisfactory in form and substance to the Administrative Agent and its counsel.

                           (4) All fees required to be paid on or before the date hereof pursuant to Paragraph 2(r) above shall have been paid prior to (or will be paid concurrently with) the making of the first Loan hereunder.

                           (5) The Company shall have delivered to the Administrative Agent a true and complete copy of the CII Management Agreement duly executed by all parties thereto.

                  4(b) Ongoing Loans. As conditions precedent to any Lender's obligation to make any Loan hereunder, including the first Loan and including the conversion of any Loan to another type of Loan or the continuation of any Eurodollar Rate Loan after the end of an Interest Period, at and as of the date of advance, conversion or continuance thereof;

                           (1) There shall have been delivered to the Administrative Agent a Loan Request therefor;

                           (2) The representations and warranties of the Company and Guarantors contained in the Credit Documents shall be accurate and complete in all respects as if made on and as of the date of such advance, conversion or continuance;

                           (3) There shall not have occurred an Event of Default or Potential Default;

                           (4) Following the funding of the requested Loan, (i) the aggregate principal amount of Loans outstanding will not exceed the lesser of (a) the Aggregate Facility Commitment and (b) the Collateral Value of the Borrowing Base, and (ii) the aggregate principal amount of Loans outstanding advanced by any Lender will not exceed its Maximum Commitment;

                           (5) There shall not have occurred any material adverse change in the financial condition, assets, nature of assets, operations or prospects of the Company or the Guarantors from that represented in this Agreement, the other Credit Documents, or the documents or information furnished to the Administrative Agent or the Lenders in connection herewith or therewith; and

                           (6) The Required Documents for the Mortgage Loan(s) being funded therewith shall have been received by the Collateral Agent (except as otherwise provided in subparagraph (n) of the definition of Eligible Mortgage Loan).

By making a Loan Request to the Administrative Agent hereunder, the Company shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs (b)(2) through (b)(6) above.

         5        Representations and Warranties of the Company.

         The Company represents and warrants to the Administrative Agent and each Lender that:

                  5(a) Financial Condition. The consolidated financial statements of EGI, dated the Statement Date and the Interim Date, copies of which have been furnished to the Administrative Agent, are complete and correct and have been prepared to present fairly, in accordance with GAAP, the financial condition of EGI and its Subsidiaries (including, without limitation, the Company) at such dates and the results of the operations and changes in financial position of EGI and its Subsidiaries (including, without limitation, the Company) for the fiscal periods then ended.

                  5(b) No Change. As of the date hereof, there has been no material adverse change in the business, operations, assets or financial or other condition of the Company, the Guarantors or any of their Subsidiaries from that shown on the consolidated financial statements dated as of the Interim Date referred to in Paragraph 5(a) above.

                  5(c) Corporate Existence; Compliance with Law.  The
Company: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the State of South Carolina and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Company or its property or business or on the ability of the Company to pay or perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations including, without limitation, the federal Consumer Credit Protection Act, the federal Real Estate Settlement Procedures Act, the federal Equal Credit

Opportunity Act, the federal Truth-in-Lending Act, and the regulations promulgated thereunder, the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company or on the Collateral or the Collateral Value of the Borrowing Base.

                  5(d) Corporate Power; Authorization; Enforceable Obligations. The Company has the corporate power and authority and the legal right to execute, deliver and perform the Credit Documents and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents. The Credit Documents have been duly executed and delivered on behalf of the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

                  5(e) No Legal Bar. The execution, delivery and performance of the Credit Documents, the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Company the violation of which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company or on the Collateral or the Collateral Value of the Borrowing Base or create or result in the creation of any Lien (except the Lien created by the Security Agreement) on any assets of the Company.

                  5(f) No Material Litigation. Except as disclosed on Exhibit E hereto, no litigation, investigation or proceeding of or before any court, arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or against any of its properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of the Company or on the Collateral or the Collateral Value of the Borrowing Base.

                  5(g) Taxes. To the best of the Company's knowledge, all tax returns that are required to be filed by or on behalf of the Company have been filed and all taxes shown to be due and payable on said returns or on any assessments made against the Company or any of its property (other than taxes which are being contested in good faith by appropriate proceedings and as to which the Company has established adequate reserves in conformity with GAAP) have been paid and taxes which unknown to the Company were not paid.

                  5(h) Investment Company Act. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  5(i) Federal Reserve Board Regulations. The Company is not engaged and will not engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan issued hereunder will be used, directly or indirectly, for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

                  5(j) ERISA. The Company and each of its ERISA Affiliates are in compliance in all respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Company or any of its ERISA Affiliates which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

                  5(k) Assets. The Company has good and marketable title to all property and assets reflected in the financial statements referred to in Paragraph 5(a) above, except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to the respective dates thereof. The Company has no outstanding Liens on any of its properties or assets and there are no security agreements to which the Company is a party, nor any title retention agreements, whether in the form of leases or otherwise, of any personal property except as permitted under Paragraph 7(a) below.

                  5(l) Securities Acts. The Company has not issued any unregistered securities in violation of the registration requirements of Paragraph 5 of the Securities Act of 1933, as amended, or any other law, and is not violating any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. The Company is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Note.

                  5(m) Consents, etc. No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of the Company in connection with the execution and delivery of the Credit Documents (other than filings to perfect the security interests granted by it) or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

                  5(n) No Other Warehousing Indebtedness. The Company will have no other mortgage warehousing Indebtedness other than that shown on Exhibit I attached hereto, and such mortgage warehousing Indebtedness shown on Exhibit I attached hereto, together with the Indebtedness evidenced by this Agreement, shall constitute the sole mortgage warehousing Indebtedness of the Company.

                  5(o) Ownership. Schedule II attached hereto and incorporated herein by reference lists all of the shareholders of Company as of the effective date of this Agreement.

                  5(p) Subsidiaries. As of the effective date of this Agreement, the Company has no Subsidiaries.

         6 Affirmative Covenants. The Company hereby covenants and agrees with the Administrative Agent and each Lender that, as long as any Obligations remain unpaid or any Lender has any obligation to make Loans hereunder, the Company shall:

                  6(a) Financial Statements. Furnish or cause to be furnished to the Lenders:

                           (1) Within ninety (90) days after the last day of each fiscal year of EGI, consolidated and consolidating statements of income (and, in the case of the consolidated statement, cash flows) for EGI for such year and consolidated and consolidating balance sheets for EGI as of the end of such year (with the foregoing consolidating statements to separately display the income and balance sheet of the Company in a format reasonably acceptable to the Administrative Agent), presented fairly in all material respects in accordance with GAAP and accompanied by an unqualified report of a firm of independent certified public accountants of nationally recognized standing and including therewith a copy of any management letter from such certified public accountants;

                           (2) Within thirty (30) days after the last day of each month, (i) unaudited consolidated and consolidating statements of income (and, in the case of the consolidated statement, cash flows) for EGI for such month, and unaudited consolidated and consolidating balance sheets for EGI as of the end of such month (with the foregoing consolidating statements to separately display the income and balance sheet of the Company in a format reasonably acceptable to the Administrative Agent), and (ii) a Covenant Compliance Certificate of an Authorized Officer of the Company, whose position is executive vice president or higher, stating that such financial statements are presented fairly in all material respects and in accordance with GAAP, subject to year-end audit adjustments, and demonstrating in detail reasonably satisfactory to the Administrative Agent the Company's compliance with the financial covenants set forth in Paragraphs 7(j) and 7(k) below as of and at the end of such month and further certifying that neither the Company, nor any Affiliate thereof is in default under the terms and conditions of any agreement evidencing or securing any Indebtedness of such entity.

                  6(b) Certificates; Reports; Other Information.

                           (1) Furnish or cause to be furnished to each
         Lender:

                               (i) Within thirty (30) days after the last
                  day of each calendar month, a Monthly Operating Report;

                              (ii) Promptly, such additional financial and
                  other information, including, without limitation, financial statements of the Company, and information regarding the Collateral as any Lender may from time to time reasonably request;

                             (iii) Promptly, and in any event within five (5)
                  business days after received, sent or filed by the Company,
                  (i) copies of any and all forms, reports, supplements or other documents of any kind filed by the Company or any Affiliate of the Company with the Securities Commission of the State of South Carolina; and (ii) copies of all correspondence between the Securities Commission of the State of South Carolina and any of the Company or any Affiliate of the Company; and

                             (iv) Promptly, and in any event within
                  twenty (20) business days after filed by the Company or any Affiliate of the Company, copies of any and all forms, reports, supplements or other documents of any kind filed by the Company or any Affiliate of the Company with the Securities and Exchange Commission.

                           (2) Furnish or cause to be furnished to the Administrative Agent, no less frequently than monthly, within ten (10) days after the last day of each calendar month unless otherwise requested in writing by the Administrative Agent and more frequently at Administrative Agent's request, a report for such month showing, for all Eligible Mortgage Loans included in the Borrowing Base during such month, (i) the current unpaid principal balance of such Eligible Mortgage Loans, and (ii) the payment status of such Eligible Mortgage Loans, including information regarding delinquencies of such Eligible Mortgage Loans as of the end of such month.

                  6(c) Payment of Indebtedness. Pay or otherwise satisfy at or before maturity or before it becomes delinquent or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith by appropriate proceedings and for which provision is made to the satisfaction of the Lenders and the Administrative Agent for the payment thereof in the event the Company is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Company.

                  6(d) Maintenance of Existence and Properties. Maintain its corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, including but not limited to all approvals with respect to the Securities and Exchange Commission or the Securities Commission of the State of South Carolina, and comply with all Contractual
Obligations and Requirements of Law (including, without limitation, any Requirements of Law under or in connection with ERISA, the federal Consumer Credit Protection Act, the federal Real Estate
Settlement Procedures Act, the federal Equal Credit Opportunity
Act, the federal Truth-in-Lending Act, and any regulations promulgated thereunder), except where the failure to so comply is not likely to have a material adverse effect on the business, operations, assets or financial or other condition of the Company or on the Collateral or the Collateral Value of the Borrowing Base.

                  6(e) Inspection of Property; Books and Records; Audits.

                        (1) Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and

                        (2) Permit: (i) representatives of any Lender to (A) visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired by such Lender (but, prior to the occurrence of an Event of Default, only upon not less than two Business Days' prior notice), and (B) discuss the business, operations, properties and financial and other condition of the Company with officers and employees of the Company, and with its independent certified public accountants, and (ii) representatives of any Lender to conduct periodic operational audits of the Company's business and operations.

                  6(f) Notices. Promptly give written notice to the Administrative Agent (which shall promptly transmit a copy of such notice to each of the Lenders) of:

                           (1) The occurrence of any Potential Default or Event of Default known to responsible management personnel of the Company and the proposed method of cure thereof;

                           (2) Any litigation or proceeding affecting the Company, any Guarantor or the Collateral which could have a material adverse effect on the Collateral, the Collateral Value of the Borrowing Base or the business, operations, property, or financial or other condition of the Company or a Guarantor;

                           (3) A material adverse change known to responsible management personnel of the Company or any Guarantor in the business, operations, property or financial or other condition of the Company; and

                           (4) Any changes in the following senior management positions of the Company or any Guarantor: President, Chief Executive Officer, Chief Operating Officer, Chief Financial
         Officer, or any Executive Vice President.

                  6(g) Expenses. Pay all reasonable out-of-pocket costs and expenses (including fees and disbursements of legal counsel) of (1) the Administrative Agent and the Collateral Agent: (y) incident to the preparation and negotiation of the Credit Documents, including with respect to or in connection with any waiver or amendment thereof or thereto, or (z) associated with any periodic audits conducted pursuant to Paragraph 6(e)(2)(ii) above, and
(2) of the Administrative Agent, the Collateral Agent and each of the Lenders incident to the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidations reorganization moratorium or other similar proceedings involving the Company, the Guarantors or a "workout" of the Obligations. The obligations of the Company and the Guarantors under this Paragraph 6(g) shall be effective and enforceable whether or not any Loan is advanced by the Lenders hereunder and shall survive payment of all other Obligations.

                  6(h) Credit Documents. Comply with and observe all terms and conditions of the Credit Documents.

                  6(i) Insurance. Obtain and maintain insurance with responsible companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, including, without limitation, errors and omissions coverage in form and substance acceptable to the Administrative Agent, and will maintain an insurance policy containing fidelity coverage, and furnish the Administrative Agent on request full information as to all such insurance, and to provide within five (5) days after receipt, certificates or other documents evidencing the renewal of each such policy.

                  6(j) CII Management Agreement. Company with and observe all terms and conditions of the CII Management Agreement.

                  6(k) Underwriting Standards. Originate and acquire Mortgage Loans in accordance with the Company's current underwriting standards in the form attached hereto as Exhibit N and incorporated herein by this reference.

         7 Negative Covenants. The Company hereby agrees that, as long as any Obligations remain unpaid or any Lender has any obligation to make Loans hereunder, the Company shall not at any time, directly or indirectly:

                  7(a) Liens. Create, incur, assume or suffer to exist, any Lien upon the Collateral except as contemplated by the Security Agreement, or create, incur, assume or suffer to exist any Lien upon any of its other property and assets (including servicing rights) except:

                       (1) Liens for current taxes, assessments or other governmental charges which are not delinquent or which remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided the Company shall have set aside on its books and shall maintain adequate reserves for the payment of same in conformity with GAAP;

                       (2) Liens, deposits or pledges made to secure statutory obligations, surety or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money), leases or for purposes of like general nature in the ordinary course of the Company's business; and

                       (3) Purchase money security interests for property (except Mortgage Loans) hereafter acquired, conditional sale agreements, or other title retention agreements, with respect to property hereafter acquired; provided, however, that no such security interest or agreement shall affect any servicing rights or extend to any property other than the property acquired.

                  7(b) Indebtedness. Create, incur, assume or suffer to exist, or otherwise become or be liable in respect of any Indebt-edness except:

                           (1)      The Obligations;

                           (2)      CII Subordinated Debt; and

                           (3)      Federal and state taxes payable.

                  7(c) Consolidation and Merger; Change of Business. Liquidate or dissolve or enter into any consolidation, merger, partnership, joint venture, syndicate or other combination or make any change in the nature of its business as a mortgage banker as currently conducted, or conduct any business other than a mortgage banking business; provided, however, that the foregoing restrictions will not be construed to prohibit the Company from entering into customary correspondent contracts.

                  7(d) Acquisitions. Without the prior consent of the Majority Lenders (which consent shall not be unreasonably withheld), purchase or acquire or incur liability for the purchase or acquisition of any or all of the assets or business of any Person, other than in the normal course of business as currently conducted.

                  7(e) Transfer of Stock. Permit the acquisition, purchase, redemption, retirement, transfer or issuance of any shares of its capital stock now or hereafter outstanding which would result in EFC or EGI owning less than one hundred percent (100%) of its outstanding capital stock.

                  7(f) Subsidiaries. Without the prior consent of the Majority Lenders (which consent shall not be unreasonably withheld), organize any Subsidiary other than SPEs.

                  7(g) Investments; Advances; Guaranties. Make or commit to make any advance, loan or extension of credit (other than Mortgage Loans made in the ordinary course of the Company's business) or capital contribution to, or purchase any stocks, bonds, notes, debentures or other securities of, or make any other investment in, or guaranty the indebtedness or other obligations of, any Person; provided, however, that the Company shall be permitted to (i) make repayments to CII of CII Subordinated Debt, subject, however, to the terms of the Subordination Agreement, and (ii) guaranty the CI Facility.

                  7(h) Sale of Assets. Sell, lease, assign, transfer or otherwise dispose of any of the assets of the Company or its Subsidiaries (other than obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business as currently conducted and at fair market value (it being expressly agreed and understood that the sale or other disposition of Mortgage Loans with or without servicing released and of mortgage servicing rights is in the ordinary course of business).

                  7(i) Dividends. Without the prior consent of the Majority Lenders, during any fiscal quarter, declare and pay any dividends, or return any capital, to its shareholders or authorize or make any other distribution, payment or delivery of property or cash to its shareholders as such (except for payments to CII under the CII Management Agreement), or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any option or warrants issued by it for or with respect to its capital stock), or set aside any funds for any of the foregoing purposes; provided, however, that the Company shall make no dividend or distribution under this Paragraph 7(i) if, at the time of or after giving effect to such dividend or distribution, an Event of Default shall have occurred and be continuing.

                  7(j) Liabilities to Book New Worth Ratio. Permit its ratio at any date of Adjusted Total Liabilities to Adjusted Net Worth to be more than 10.0:1.0.

                  7(k)     Minimum Book Net Worth.  Permit its Book Net Worth to
be less than the sum of (i) $250,000.00 plus (ii) 100% of all capital contributions made to the Company on or after the date of this Agreement.

                  7(l) Underwriting Standards. Without the prior consent of the Majority Lenders, alter its current Mortgage Loan origination and underwriting standards in any material manner from those disclosed to the Lenders and attached hereto as Exhibit N.

                  7(m) CII Management Agreement. (i) Except as permitted in the definition of "CII Management Agreement" in Paragraph 11 hereof, modify the CII Management Agreement or (ii) without the prior consent of the Majority Lenders, terminate the CII Management Agreement.

         8        Events of Default.  Upon the occurrence of any of the
following events (an "Event of Default"):

                  8(a) The Company shall fail to pay principal or interest on any loan when due or any amount payable pursuant to Paragraph 2(l)(2) above when due or any fee payable pursuant to Paragraph 2(r) above within five (5) Business Days after the due date for such fee; or

                  8(b) Any representation or warranty made or deemed made by the Company or any of the Guarantors in any Credit Document or in connection with any Credit Document shall be inaccurate or incomplete in any respect on or as of the date made or deemed made; or

                  8(c) The Company shall fail to maintain its corporate existence or shall default in the observance or performance of any covenant or agreement contained in Paragraph 7 above or in the Security Agreement; provided, however, that the failure of the Company to perform any covenant contained in Paragraph 7(j) above, shall not constitute an Event of Default hereunder unless such failure has continued uncured for thirty (30) days; or

                  8(d) The Company shall fail to observe or perform any other term or provision contained in the Credit Documents and such failure shall continue for thirty (30) days after the Company has received notice of such failure; or

                  8(e) The Company shall default in any payment of principal of or interest on any Indebtedness or in any payment of principal or of interest with respect to Indebtedness owed by the Company to any financial institution, or any other event shall occur, the effect of which is to permit such Indebtedness to be declared or otherwise to become due prior to its stated maturity; or

                  8(f) (1) The Company or any of the Guarantors shall commence any case, proceeding or other action (i) relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to the Company or any of the Guarantors, or seeking to adjudicate the Company or any of the Guarantors a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to the Company or any of the Guarantors or the debts of any of them, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for the Company or for all or any substantial part of the Company's assets, or the Company or any of the Guarantors shall make a general assignment for the benefit of its or their creditors; or (2) there shall be commenced against the Company or any of the Guarantors any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (3) there shall be commenced against the Company or any of the Guarantors any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of the assets of any of them which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof; or (4) the Company or any of the Guarantors shall take any action in furtherance of, or indicating its or their consent to, approval of, or acquiescence in (other than in connection with a final settlement), any of the acts set forth in clauses (1), (2) or (3) above; or (5) the Company or any of the Guarantors shall generally not, or shall be unable to, or shall admit in writing its or their inability to pay its or their debts as they become due; or

                  8(g) (1) The Company or any of its ERISA Affiliates shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (2) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (3) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, (4) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (5) any withdrawal liability to a Multiemployer Plan shall be incurred by the Company or any of its ERISA

Affiliates or (6) any other event or condition shall occur or exist; and in each case in clauses (1) through (6) above, such event or condition, together with all other such events or conditions, if any, is likely to subject the Company or any of its respective ERISA Affiliates to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Company or any of its ERISA Affiliates; or

                  8(h) One or more judgments or decrees shall be entered against the Company and all such judgments or decrees shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof; or

                  8(i) Any of the Guarantors shall fail to observe or perform any term or provision of the Guaranty to which such Guarantor is a party or any covenant contained in any Guaranty is breached or any of the Guarantors or shall attempt to rescind or revoke such Guaranty, with respect to future transactions or otherwise; or

                  8(j) Any acquisition, purchase, redemption, retirement, transfer or issuance of the Company's capital stock shall occur in violation of Paragraph 7(e) above; or

                  8(k) Any acquisition, purchase, redemption, retirement, transfer or issuance of the capital stock of EFC or the Company shall occur which would result in EGI failing to own directly or indirectly one hundred percent (100%) of the outstanding capital stock of the Company; or

                  8(l) An event of default shall occur under the CII
Facility; or

                  8(m) A default or event of default shall occur under any credit or financing agreement to which any Affiliate of the Company is a party, any applicable cure period provided for in such credit or financing agreement shall have lapsed, and such default or event of default shall have continued uncured for thirty (30) days following the lapse of such cure period, if any (provided, however, that notwithstanding the foregoing, the occurrence of a payment default under any such credit or financing agreement shall constitute an automatic and immediate Event of Default hereunder).

                                      THEN:

                           (1) Automatically upon the occurrence of an Event of Default under Paragraph 8(f) above;

                           (2) At the option of any Lender upon the occurrence of an Event of Default under Paragraph 8(a) above; and

                           (3) In all other cases, at the option of the Majority Lenders,

each Lender's obligation to make Loans hereunder shall terminate and the principal balance of outstanding Loans and interest accrued but unpaid thereon shall become immediately due and payable, without demand upon or presentment to the Company, which are expressly waived by the Company. Upon the occurrence of any Event of Default hereunder, and promptly upon notice by the Administrative Agent to the other Lenders, if (a) the ratio of the amount of Loans outstanding held by any Lender to the aggregate amount of Loans outstanding held by all Lenders at the time of determination exceeds (b) such Lender's Percentage Share, then each Lender shall purchase or sell, as applicable, for cash and at face value and without recourse, such participations in the Loans made by the other Lenders as shall be necessary to cause (x) the ratio of the amount of Loans outstanding held by any Lender to the aggregate amount of Loans outstanding held by all Lenders at such date to equal (y) such Lender's Percentage Share; provided, however, that no Lender will be required to purchase a participation in a Swing Loan which, by application of Paragraph 1(c)(3), it would not have been obligated to refund.

         9        The Administrative Agent and the Collateral Agent.

                  9(a) Appointment. Each Lender irrevocably appoints the Administrative Agent and the Collateral Agent (each, an "Agent") as the agent for such Lender under the Credit Documents and each such Lender hereby irrevocably authorizes each Agent as the agent for such Lender, to take such action on its behalf under the provisions of the Credit Documents and to exercise such powers and perform such duties as are expressly delegated thereto by the terms of the Credit Documents, together with such other powers as are reasonably incidental thereto. No Agent shall have any duties or responsibilities except those expressly set forth therein, or any fiduciary relationship with any Lender, and no implied covenants, responsibilities, obligations or liabilities shall be read into the Credit Documents or otherwise exist against any Agent.

                  9(b) Delegation of Duties. Each of the Administrative Agent and the Collateral Agent may execute any of its duties under the Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning such duties. Neither the Administrative Agent nor the Collateral Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  9(c) Exculpatory Provisions. No Agent nor any of its officers, directors, employees, agents, counsel, attorneys-in-fact or Affiliates shall be
(1) liable to any Lender, any other Agent, or the Company for any action taken or omitted to be taken by it or such Person under or in connection with the Credit Documents (except for its or such Person's own gross negligence or willful misconduct), or (2) responsible in any manner to any of the Lenders, the other Agent or the Company for: (i) any recitals, statements, representations or warranties made by the Company or any officer thereof contained in the Credit Documents or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, the Credit Documents (except such as are prepared by such Agent and, then, only to the extent such Agent is responsible for verification of the accuracy and completeness of the information contained therein or the facts upon which such information is based as expressly provided herein) or for the value, validity, effectiveness, genuineness, enforceability, collectability or sufficiency of the Credit Documents or for any failure of the Company to perform its obligations thereunder or (ii) any action taken or omitted to be taken by the Collateral Agent with respect to the Collateral in accordance with written instructions given as permitted hereunder or (iii) assuring compliance of the Credit Documents and the transactions contemplated by the Credit Documents with any law or regulation binding on such Person, it being expressly acknowledged, agreed and understood that each such Person has obtained independent advice satisfactory to it in all such respects. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Credit Documents (other than agreements required to be complied with by such Agent thereunder and subject to the standards of care set forth herein with respect thereto) or to inspect the properties, books or records of the Company. Each Agent shall be entitled to refrain from exercising any discretionary powers or actions under this Agreement or any other Loan Document until it shall have received the prior written consent of one hundred percent (100%) of the Lenders to such action.

                  9(d) Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certification, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by such Agent. Each Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with such Agent. Each Agent shall be fully justified in failing or refusing to take any action under the Credit Documents unless it shall first receive such advice or concurrence of the Majority Lenders (or all Lenders, as required under the Credit Documents) or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any action (other than liability and expense arising out of such Agent's gross negligence or willful misconduct). Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Credit Documents in accordance with a request of the Majority Lenders (or all Lenders, if applicable) absent gross negligence and willful misconduct on the part of such Agent in the method in which it acts or refrains from acting in accordance therewith, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

                  9(e) Notice of Default; Agreement to Advance. No Agent shall be deemed to have knowledge or notice of the occurrence of any Event of Default or Potential Default hereunder unless such Agent has received notice from a Lender or the Company referring to the Credit Documents, describing such Event of Default or Potential Default and stating that such notice is a "notice of default". In the event that any Agent receives such a notice, such Agent shall give notice thereof to the Lenders and the other Agent. The
Collateral Agent shall take such action with respect to such Event of Default or Potential Default as shall be reasonably directed by the Majority Lenders (or all Lenders, as required under the Credit Documents), through the Administrative Agent; provided, however, that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action or refrain from taking such action (in each case consistent with the provisions of the Credit Documents), with respect to such Event of Default or Potential Default as it shall deem advisable in the best interest of the Lenders.

                  9(f) Non-Reliance on Agent and Other Lenders.  Each
Lender expressly acknowledges that no Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by such Agent hereafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by such Agent to any Lender. Each
Lender represents to each Agent that it has, independently and without reliance upon such Agent or any other Lender or their respective counsel, and based on such documents and information as it has deemed appropriate, made its own appraisal of and inves-tigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to extend credit hereunder and enter into the Credit
Documents. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents, information and legal advice (including, without limitation, advice of regulatory counsel to it) as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in entering into the Credit Documents and taking or not taking action thereunder, and to make such investiga-tion as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Lenders by an Agent hereunder, such Agent shall not have any duty or responsibility to provide any Lender with any legal advice or credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                  9(g) Indemnification. The Company agrees to indemnify, defend and hold harmless each Agent in its capacity as such and each Lender from and against any and all claims, obligations, penalties, actions, suits, judgments, costs, disbursements, losses, liabilities and damages (including, without limitation, attorneys' fees) of any kind whatsoever which may at any time be imposed on, assessed against or incurred by such Person in any way (1) relating to or arising out of the Credit Documents or any documents contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted to be taken by such Person in connection with the foregoing; provided, the Company shall not be liable for any portion of any such claims, obligations, etc., arising out of or resulting from the gross negligence or willful misconduct of such Person or (2) resulting from any action taken or omitted to be taken by such Person in accordance with written instructions given as provided in the Credit Documents or (3) relating to any one or more of the matters covered by Paragraph 9(c) above. The Lenders agree to indemnify and hold harmless each Agent in its capacity as such ratably in accordance with their Percentage Shares to the extent required by the Company hereunder if any Agent is not reimbursed by the Company hereunder and without limiting the obligation of the Company to do so. The indemnification obligations of the Company and Lenders under this Paragraph 9(g) shall survive termination of this Agreement and payment in full of the Obligations.

                  9(h) Agent in Its Individual Capacity. Any Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company as though such Agent were not an Agent hereunder. With respect to such loans made or renewed by them and any note issued to them hereunder, each Agent shall have the same rights and powers under the Credit Documents as any Lender hereunder and may exercise the same as though it were not an Agent, and the terms " Lender" and "Lenders" shall include Agents in their individual capacities.

                  9(i) Successor Agents. The Administrative Agent or the Collateral Agent may resign as such under the Credit Documents upon ninety (90) days' prior written notice to the other parties hereto. If an Agent shall resign, then, on or before the effective date of such resignation, the Majority Lenders shall appoint a successor agent reasonably acceptable to the Company or, if the Majority Lenders are unable to agree on the appointment of a successor agent, such Agent shall appoint a successor agent for the Lenders, which successor agent shall be reasonably acceptable to the

Company, whereupon such successor agent shall succeed to the rights, powers and duties of such Agent, and the term "Collateral Agent" or "Administrative Agent", as applicable, shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any of the other Credit Documents or successors thereto. After any Agent's resignation hereunder, the provisions of this Paragraph 9(i) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Credit Documents.

                  9(j) Sharing of Set-Offs. If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Obligations held by it or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of such other Lender's portion of the Obligations, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Obligations, or shall provide such other Lenders with the benefits of such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery but without interest. The Company agrees that each Lender so purchasing a portion of another Obligations may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         10       Miscellaneous Provisions.

                  10(a) Assignment. The Company may not assign its rights or obligations under this Agreement without the prior written consent of 100% of the Lenders. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of the Agents and the Lenders, and their successors and assigns, and shall be binding upon the Company, its successors and assigns.

                  10(b) Amendment. This Agreement may be amended by the Administrative Agent, an assigning Lender and the party accepting the assignment solely in order to reflect an assignment under Paragraph 10(i) hereof. Except as set forth in the preceding sentence, neither this Agreement nor any of the other Credit Documents may be amended or terms or provisions hereof or thereof waived unless such amendment or waiver is in writing and signed by the Majority Lenders and the Company; provided, however, that without the prior written consent of one hundred percent (100%) of the Lenders and the Company, no amendment or waiver shall:

                           (1) Waive or amend any term or provision of Para-graphs 2(b), 2(c), 9(g) or 9(j) above or this Paragraph 10(b);

                           (2) Waive or amend the definitions of Eligible Mortgage Loan, Unit Collateral Value or Collateral Value of the Borrowing Base or any defined term used in any of the preceding defined terms or the provisions of Paragraph 2(l) above;

                           (3) Reduce the principal of, or rate of interest on, the Loans or reduce any fees payable hereunder or extend the required payment dates of any of the Obligations;

                           (4) Modify the Aggregate Facility Commitment;

                           (5) Except to the extent permitted by the proviso in Paragraph 2(c), modify any Lender's Percentage Share of the Aggregate Facility Commitment or any Lender's Maximum Commitment;

                           (6) Modify the definition of "Majority Lenders", "Percentage Share", "Regular Repayment Share" or "Repayment Share";

                           (7) Extend the Maturity Date;

                           (8) Release any Collateral except as expressly permitted under the Credit Documents; or

                           (9) Modify any provision in the Credit Documents which expressly requires consent of one hundred percent (100%) of the Lenders.

In addition, no amendment or waiver shall, unless agreed to in writing by the Administrative Agent, modify the rights or duties of the Administrative Agent. It is expressly agreed and understood that the failure by the required Lenders to elect to accelerate amounts outstanding hereunder or to terminate the obligation of the Lenders to make Loans hereunder shall not constitute an amendment or waiver of any term or provision of this Agreement.

                  10(c) Cumulative Rights; No Waiver. The rights, powers and remedies of the Administrative Agent and the Lenders under the Credit Documents are cumulative and in addition to all rights, powers and remedies provided under any and all agreements among the Company and the Administrative Agent and the Lenders relating hereto, at law, in equity or otherwise. Any delay or failure by the Administrative Agent or the Lenders to exercise any right, power or remedy shall not constitute a waiver thereof by the Administrative Agent and the Lenders, and no single or partial exercise by the Administrative Agent, and the Lenders of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

                  10(d) Entire Agreement. This Agreement, the other Credit Documents and the documents and agreements referred to herein or therein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

                  10(e) Survival. All representations, warranties, covenants and agreements on the part of the Company contained in the Credit Documents shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

                  10(f) Notices. All notices given by any party to the others under the Credit Documents shall be in writing unless otherwise provided for herein, delivered personally, by facsimile or by depositing the same in the United States mail, registered, with postage prepaid, addressed to the party at the address set forth on Schedule II attached hereto. Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received or, if mailed, on the third Business Day following the date mailed.

                  10(g) Governing Law/Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina. TO THE EXTENT PERMITTED BY LAW, THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE CREDIT DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THE CREDIT DOCUMENTS.

                  10(h) Sub-Participation by Lenders. Any Lender may at any time sell a participating interests in any of the Obligations held by such Lender and its commitments hereunder only with the prior written consent of the Administrative Agent and, so long as no Event of Default exists and is continuing, the Company, and provided further that:

                           (1) No participation which may be permitted under this Paragraph 10(h) shall relieve such Lender from its obligations hereunder or under any other Credit Document;

                           (2) Such Lender shall remain solely responsible for the performance of such obligations;

                           (3) The Company, the Administrative Agent, the Collateral Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such

         Lender's rights and obligations under the Credit Documents;
         and

                           (4) The participation agreement between such Lender and the participant (the "Participant") shall provide that the sole voting rights of the Participant are with respect to those items on which such Lender is entitled to vote pursuant to Paragraphs 10(b)(2), 10(b)(3), 10(b)(7) and 10(b)(8) above or any vote to amend Paragraph 10(b).

                  10(i) Assignments by Lenders. Any Lender may assign up to fifty percent (50%) of such Lender's Maximum Commitment provided that the minimum amount to be assigned is $5,000,000 and provided, further, however, that after such assignment such Lender retains a Maximum Commitment of not less than $5,000,000, subject to the consent of the Company (so long as no Event of Default exists and is continuing), which consent shall not be unreasonably withheld, to any other Lender or to any other party not a party to this Agreement as of the date hereof; provided, however, that the accepting Lender or other accepting party shall be a financial institution with capital of at least $250,000,000; except that any Lender may at any time pledge or assign all or any portion of such Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank. Any assignment hereunder shall be in form and content approved by the Administrative Agent which such approval shall not be unreasonably withheld. Upon any such assignment (i) this Agreement will be amended by the parties hereto and by the party receiving the assignment to reflect such assignment, (ii) the Company will deliver an updated Commitment Schedule to the Administrative Agent and the Lenders reflecting such assignment,
(iii) the outstanding Loans will be reallocated among the Lenders (including the party receiving the assignment) in accordance with such updated Commitment Schedule, and (iv) if the party receiving the assignment is not currently a party to the Agreement, the Company will deliver a Note to such party.

                  10(j) Addition of New Lender. The Company may at any time propose that a financial institution become an additional Lender hereunder other than by assignment of the Maximum Commitment of an existing Lender; provided, however, that such additional party shall be a financial institution with capital of at least $250,000,000 and shall be subject to the consent of the Administrative Agent, which consent shall not be unreasonably withheld. Upon the addition of any such party as an additional Lender hereunder, (i) this Agreement will be amended by the parties hereto and by the party becoming an additional Lender hereunder to reflect the addition of such party as a Lender hereunder,
(ii) the Company will deliver an updated Commitment Schedule to the Administrative Agent and the Lenders reflecting the addition of such party as a Lender, (iii) the outstanding Loans will be reallocated among the Lenders (including the additional Lender) in accordance with such updated
Commitment Schedule, and (iv) the Company will deliver a Note to such party.

                  10(k) Counterparts. This Agreement and the other Credit Documents (other than the Notes) may be executed in any number of counterparts, all of which together shall constitute one agreement.

         11       Definitions.  For purposes of this Agreement, the terms
set forth below shall have the following meanings:

         "Additional Required Documents" shall mean for any Mortgage Loan those items described on Exhibit F attached hereto.

         "Administrative Agent" shall have the meaning given such term in the introductory paragraph hereof.

         "Adjusted Net Worth" shall mean, with respect to the Company, the sum of its Book Net Worth plus the CII Subordinated Debt.

         "Adjusted Total Liabilities" shall mean, (i) with respect to the Company, the Total Liabilities of the Company excluding the CII Subordinated Debt and, (ii) with respect to EGI, the Total Liabilities of EGI excluding the CII Investor Obligations.

         "Affiliate" shall mean, as to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person. "Control" as used herein means the power to direct the management and policies of such Person.

         "Affiliate Guaranty" shall have the meaning given such term in Paragraph 3(c) above, as such instrument may be amended, extended or replaced from time to time.

         "Aggregate Facility Commitment" shall mean, at any time, the sum of the Lenders' Maximum Commitments at such time, which sum shall equal $70,000,000.

         "Agreement" shall mean this Agreement, as the same may be amended, extended or replaced from time to time.

         "Alternate Base Rate" shall mean either the Applicable Corporate Base Rate or the Applicable Fed Funds Rate as selected from time to time by a written notice from the Company to the Administrative Agent, subject however, to the following conditions: (i) once the Company has selected either the Applicable Corporate Base Rate or the Applicable Fed Funds Rate as the Alternate Base Rate, the rate so selected will remain the Alternate Base Rate for all purposes of this Agreement until the other rate is selected by the Company by giving written notice of such selection to the Administrative Agent and (ii) the Company may not elect to change its then selected Alternate Base Rate after the occurrence and during the continuance of a Potential Default or an Event of Default.

         "Alternate Rate Loan" shall mean a Loan at such time as it is bearing interest at the Alternate Base Rate.

         "Applicable Corporate Base Rate" shall mean, at any time, the Corporate Base Rate at such time plus zero percent (0.00%) per annum.

         "Applicable Eurodollar Rate" shall mean the rate per annum (rounded upward, if necessary, to the next higher 1/32 of one percent (.03125%)) calculated in accordance with the following formula on each Business Day:

                                                  ER    +
         Applicable Eurodollar Rate         =    1-ERP     2.25%

                  ER       =        Eurodollar Rate
                  ERP      =        Eurodollar Reserve Percentage

         "Applicable Fed Funds Rate" shall mean the Fed Funds Rate plus 2.5% per annum.

         "Approved Investor" shall mean any Person pre-approved in writing (which pre-approval may be limited in dollar amounts by type and otherwise) by the Administrative Agent (including those shown on Schedule IV) and which approval has not been revoked by such Administrative Agent in its sole discretion (such revocation to be effective on the tenth Business Day following notice thereof given to the Companies in writing). (It being agreed that Administrative Agent will promptly notify the Lenders in writing of any additional Approved Investor or any previous Approved Investor for which approval has been revoked.)

         "Book Net Worth" of any Person shall mean the excess of total assets of such Person and its consolidated Subsidiaries, as determined in accordance with GAAP, over Total Liabilities of such Person and its consolidated Subsidiaries.

         "Borrowing Base" shall mean at any date all Eligible Mortgage Loans delivered to and held by the Collateral Agent or otherwise identified as Collateral under the Security Agreement as collateral security for the Obligations.

         "Borrowing Base Schedule" shall mean a schedule prepared by the Administrative Agent and certified to by the Company in the form of that attached hereto as Exhibit G.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in Charlotte, North Carolina are authorized or obligated to close their regular banking business.

         "Capitalized Lease Obligations" of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

         "Cash and Cash Equivalents" shall mean (i) negotiable currency and coins of the United States held by the Company, (ii) balances in non-restricted bank deposit accounts maintained by or for the benefit of the Company which are freely accessible by the Company, (iii) securities held by or for the benefit of the Company which are issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six (6) months from the date of acquisition, (iv) time deposits and certificates of deposit of any commercial bank incorporated in the United States of recognized standing having capital and surplus in excess of $500,000,000 held by or for the benefit of the Company with maturities of not more than six months from the date of acquisition by the Company, (v) investments of the Company in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (iii) or
(iv) above and (vi) funds which are available to the Company under any revolving lines of credit.

         "Change of Control" shall mean if the persons who are directors of the Company as of the date hereof (together with those who subsequently become directors of the Company and whose election, or nomination for election by the Company's stockholders, is approved by the vote of at least three-quarters of the directors who were either directors as of the date hereof or directors elected or nominated to succeed them as herein provided), shall cease to constitute a majority of the Board of Directors of the Company.

         "CII" shall mean Carolina Investors, Inc., a South Carolina corporation.

         "CII Facility" shall mean that certain revolving credit facility extended by First Union to CII pursuant to the terms of that certain Mortgage Loan Warehousing Agreement dated as of November 22, 1994 between CII and First Union and any and all agreements, documents and instruments executed in connection therewith, as any of such items may be amended, extended or replaced from time to time.

         "CII Investor Obligations" shall mean those obligations of CII to pay principal and interest to holders of CII's Subordinated Debentures (Series S, Series T, Series W, Series U, Series V and Series A) and Floating Rate Senior Notes (Series 90, Series 91, Series 92, Series 93, Series 94, Series 95 and Series 96) each as listed on page 10 in that certain Prospectus of CII dated March 1,

1995 describing the Series A Subordinated Debentures and the Series 96 Floating Rate Senior Notes, together with those obligations of CII to pay principal and interest to holders of any similar subordinated debentures or floating rate senior notes issued by CII subsequent to the above series.

         "CII Management Agreement" shall mean that certain Management Agreement of even date herewith between the Company and CII substantially in the form attached hereto as Exhibit M as same may be amended from time to time, subject however, to the consent of the Majority Lenders.

         "CII Subordinated Debt" shall mean indebtedness of the Company payable to CII the repayment of which has been subordinated to the repayment of the Obligations pursuant to the Subordination Agreement.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Collateral" shall have the meaning given such term in the Security Agreement.

         "Collateral Agent" shall mean First Union National Bank of North Carolina or such other Person which may be designated as such in accordance with the terms of the Credit Documents.

         "Collateral Value of the Borrowing Base" shall mean at any date the sum of the Unit Collateral Values of all Eligible Mortgage Loans included in the Borrowing Base at such date (including Eligible Mortgage Loans shipped to a permanent investor for purchase pending delivery of the sales proceeds thereof to the Settlement Account).

         "Commonly Controlled Entity" of a Person shall mean a Person, whether or not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Internal Revenue Code.

         "Company" shall have the meaning given such term in the introductory paragraph hereof.

         "Contact Office" shall mean the office of the Administrative Agent at One First Union Center, 301 South College Street,
Charlotte, North Carolina 28288-0600.

         "Contractual Obligation" as to any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.


         "Corporate Base Rate" shall mean a rate per annum equal to the rate announced from time to time by the Administrative Agent to be its "Prime Rate" as such "Prime Rate" may change from time to time, said changes to occur on the first date the "Prime Rate" changes; it being understood that the "Prime Rate" is the rate announced by the Administrative Agent from time to time as its "Prime Rate" and is not necessarily the lowest interest rate charged by the Administrative Agent to its customers.

         "Covenant Compliance Certificate" shall mean a certificate in the form of Exhibit H attached hereto.

         "Credit Documents" shall mean this Agreement, the Security Agreement, the Guaranties, the Note, the Subordination Agreement and each other document, instrument and agreement executed by the Company or the Guarantors in connection herewith, as any of the same may be amended, extended or replaced from time to time.

         "EBITDA" shall mean, with respect to EGI for each fiscal quarter, (i) Net Income for such quarter, plus (ii) the sum of the following to the extent deducted in the determination of Net Income: (x) Interest, (y) income and franchise taxes and (z) depreciation and amortization expense, in each case determined on a consolidated basis and in accordance with GAAP.

         "EFC" shall mean Emergent Financial Corporation, a South
Carolina corporation.

         "EGI" shall mean Emergent Group, Inc., a South Carolina corporation.

         "Eligible Mortgage Loan" shall mean a Mortgage Loan with respect to which each of the following statements shall be accurate and complete (and the Company by confirming the inclusion of such Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent and warrant to the Administrative Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

                  (a) Said Mortgage Loan is a binding and valid obligation of the Obligor thereon, in full force and effect and enforceable in accordance with its terms.

                  (b) Said Mortgage Loan is genuine in all respects as appearing on its face and as represented in the books and records of the Company and all information set forth therein is true and correct.

                  (c) Said Mortgage Loan is free of any default of any party thereto (including the Company), other than as expressly permitted pursuant to subparagraph (d) below, counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, whether by operation of law or otherwise.

                  (d) No payment under said Mortgage Loan is more than thirty
(30) days (computed as of the last day of the calendar month immediately prior to the date of determination) past due the payment due date set forth in the underlying promissory note and deed of trust (or mortgage).

                  (e) Said Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein.

                  (f) Said Mortgage Loan is in all respects as required by and in accordance with all applicable laws and regulations governing the same, including, without limitation, the federal Consumer Credit Protection Act, the federal Real Estate Settlement Procedures Act, the federal Equal Credit Opportunity Act, the federal Truth-in-Lending Act, and the regulations promulgated thereunder and all applicable usury laws and restrictions, and all notices, disclosures and other statements or information required by law or regulation to be given, and any other act required by law or regulation to be performed, in connection with said Mortgage Loan have been given and performed as required.

                  (g) All advance payments and other deposits on said Mortgage Loan have been paid in cash, and no part of said sums has been loaned, directly or indirectly, by the Company to the Obligor and there have been no prepayments on account of said Mortgage Loan, and said Mortgage Loan has been fully advanced.

                  (h) At all times said Mortgage Loan will be free and clear of all Liens, except in favor of the Collateral Agent for the benefit of the Lenders.

                  (i) The Property covered by said Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended coverage in accordance with the provisions of said Mortgage Loan with the Company named as a loss payee thereon.

                  (j) The Property covered by said Mortgage Loan is free and clear of all Liens except of the Company subject only to (1) the Lien of current real property taxes and assessments not yet due and payable; (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record, as of the date of recording, as are acceptable to mortgage lending institutions generally and specifically referred to in a lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (ii) which do not materially adversely affect the appraised value of the Property as set forth in such appraisal; (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage Loan or the use, enjoyment, value or marketability of the related Property; (4) Liens subordinate in priority to the Lien in favor of the Company; and (5) in the case of second priority Mortgage Loans, one (1) lien superior in priority to the Lien in favor of the Company.

                  (k) If said Mortgage Loan has been withdrawn from the possession of the Collateral Agent and:

                           (1) If said Mortgage Loan was withdrawn by the Company for purposes of correcting clerical or other nonsubstantive documentation problems pursuant to a trust receipt, as permitted under Paragraph 6 of the Security Agreement, the Unit Collateral Value of said Mortgage Loan when added to the Unit Collateral Value of other Mortgage Loans included in the calculation of the Collateral Value of the Borrowing Base the promissory notes for which have been similarly withdrawn by the Company does not exceed $3,000,000, and the promissory note and other documents relating to said Mortgage Loan are returned to the Collateral Agent within ten (10) calendar days from the date of withdrawal; and

                           (2) If said Mortgage Loan was shipped by the Collateral Agent directly to a permanent investor for purchase, the full purchase price therefor has been received by the Collateral Agent (or said Mortgage Loan has been returned to the Collateral Agent) within twenty-one (21) days from the date of shipment by the Collateral Agent.

                  (l) The outstanding principal balance of such Mortgage Loan does not exceed $200,000; provided, however, that the outstanding principal balance of any Mortgage Loan may exceed $200,000 so long as (i) the outstanding principal balance of such Mortgage Loan is not greater than $350,000, and (ii) the Unit Collateral Value of such Mortgage Loan, when added to the Unit Collateral Value of all other Mortgage Loans with respect to which the outstanding principal balance is greater than $200,000, shall not exceed ten percent (10%) of the Aggregate Facility Commitment.

                  (m) The Property shall be improved, such improvements to consist of a completed one-to-four unit single family residence, including, but not limited to, a condominium, planned unit development or townhouse but excluding in any event a co-op or mobile home.

                  (n) There has been delivered to the Collateral Agent the Required Documents for said Mortgage Loan; provided, however, that a Mortgage Loan, the Required Documents for which have not been delivered to the Collateral Agent, may be an Eligible Mortgage Loan and may be included in the Borrowing Base so long as (i) the Required Documents for such Mortgage Loan shall have been delivered to the Collateral Agent within seven (7) Business Days of the inclusion of such Mortgage Loan in the Borrowing Base; (ii) the Unit Collateral Value of said Mortgage Loan when added to the Unit Collateral Value of all other Mortgage Loans included in the Borrowing Base for which the Required Documents have not been delivered to the Collateral Agent, does not exceed thirty-five percent (35%) of the Aggregate Facility Commitment during the first seven (7) and last five (5) Business Days of any calendar month and does not exceed fifteen percent (15%) at any other time.

                  (o) Said Mortgage Loan is not subject to any servicing arrangement with any Person other than the Company nor are any servicing rights relating to said Mortgage Loan subject to any Lien, claim, interest or negative pledge in favor of any Person other than as permitted hereunder.

                  (p) The Promissory Note evidencing said Mortgage Loan was dated no more than ninety (90) days prior to its inclusion in the Borrowing Base.

                  (q) Said Mortgage Loan has not previously been included in the Borrowing Base, then shipped to an investor and returned, for whatever reason, to the Collateral Agent.

                  (r) The Company obtained an appraisal in connection with the origination of said Mortgage Loan as would satisfy all appraisal requirements for said Mortgage Loan if such had been originated by a federally insured depositary institution.

                  (s) Said Mortgage Loan is secured by a first or second priority mortgage or deed of trust on the Property covered thereby; provided, however, a second priority Mortgage Loan will not be an Eligible Mortgage Loan if the Unit Collateral Value of such Mortgage Loan when added to the Unit Collateral Values of all other second priority Mortgage Loans exceeds twenty-five percent (25%) of the Aggregate Facility Commitment.

                  (t) Said Mortgage Loan is not a revolving credit facility;

                  (u) The proceeds of said Mortgage Loan were used by the Obligor thereon to purchase the Property and improvements thereon covered thereby or to refinance a previous loan secured by the Property and improvements thereon covered thereby, and were not used by the Obligor thereon to construct the improvements on the Property covered thereby.

                  (v) No real property taxes or insurance payments due and payable with respect to the Property (or escrow installments therefor) covered by said Mortgage Loan are past due the payment due date thereof.

                  (w) Said Mortgage Loan has not been included in the Borrowing Base for more than one hundred twenty (120) days.

                  (x) Said Mortgage Loan, in the reasonable judgment of the Administrative Agent, is otherwise consistent in all respects with traditional standards imposed by whole loan purchasers, relevant rating agencies and pool insurers for classification as at least a "B" or "C" Mortgage Loan.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be supplemented or amended.

         "ERISA Affiliate" shall mean, with respect to any Person, any trade or business (whether or not incorporated) that is a member of the group of which such Person is a member and which is treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder in effect from time to time.

         "Eurodollar Business Day" shall mean a Business Day upon which commercial banks in London, England and New York, New York are open for domestic and international business (including dealings in United States dollars).

         "Eurodollar Rate" shall mean with respect to each Eurodollar, the rate obtained on page 3750 of Telerate as being the rate at which deposits in immediately available U.S. dollars having a maturity equal to the applicable Interest Period for such Eurodollar Loan are offered to or by reference banks in the London interbank market, as determined by the Administrative Agent at the opening of business on a two (2) day forward commitment basis.

         "Eurodollar Rate Loan" shall mean a Loan at such time as it is bearing interest at the Applicable Eurodollar Rate.

         "Eurodollar Reserve Percentage" shall mean for any day, that percentage expressed as a decimal, which is in effect on such day, as specified by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum aggregate reserve requirement (including all basis, supplemental, marginal and other reserves) which is imposed on eurocurrency liabilities.

         "Event of Default" shall have the meaning set forth in Paragraph 8 above.

         "Fair Market Value" shall mean, with respect to any Mortgage Loan, the market bid price obtainable for such Mortgage Loan, as determined on a reasonable basis by the Administrative Agent at such time as it shall elect or as shall be reasonably requested by any Lender.

         "Fed Funds Rate" shall mean for any day a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers for such day as reported by the Federal Reserve Bank of New York, or if no longer so reported then as published in Statistical Release H.15 of the Federal Reserve System, or if such rate is no so published for any week, the average of the quotations for such day on such transactions received by the Administrative Agent from three
(3) Federal funds brokers of recognized standing selected by the Administrative Agent.

         "First Union" shall mean First Union National Bank of North Carolina, a national banking association.

         "Fixed Charge Ratio" shall mean with respect to EGI for each fiscal quarter the ratio of (i) the sum of (y) EBITDA for such period reduced by all non-cash income, including non-cash gains recorded on the sale of loans or securities during such period plus (z), without duplication, all non-cash charges of EGI (on a consolidated basis) for such period (including, without limitation, amortization of loan sale gain), to (ii) Interest of EGI accrued during such quarter.

         "Funding Account" shall mean Account No. 2000000849256 main-tained in Company's name alone with Administrative Agent at the Contact Office.

         "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

         "Governmental Authority" shall mean any nation or governments any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guaranties" shall mean, collectively, the Parent Guaranties and the Affiliate Guaranty, and "Guaranty" shall mean any of such instruments, as the context requires.

         "Guarantors" shall mean, collectively, the Parent Guarantors and CII, and "Guarantor" shall mean any of the foregoing Persons, as the context requires.

         "Indebtedness" of any Person shall mean all items of indebtedness which, in accordance with GAAP and practices thereof, would be included in determining liabilities as shown on the liability side of a statement of condition of such Person as of the date as of which indebtedness is to be determined, including: without limitation, all obligations for money borrowed and Capitalized Lease Obligations, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

         "Interest" shall mean for any Person the aggregate interest expense of such Person (calculated without regard to any limitations on the payment thereof), imputed interest on any Capitalized Lease Obligations, commissions, discounts and other fees and charges owed with respect to letters of credit and unused commitments and net costs under interest rate protection agreements, all determined in conformity with GAAP.

         "Interest Period" shall mean with respect to any Eurodollar Rate Loan, the period commencing on the date advanced and ending one month, two months, or three months thereafter, as designated in the related Loan Request; provided, however, that (a) any Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless by such extension it would fall in another calendar month, in which case such Interest Period shall end on the immediately preceding Eurodollar Business Day; (b) any Interest Period applicable to a Eurodollar Rate Loan which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall, subject to the provisions of clause (a) hereof, end on the last day of such calendar month; and (c) no such Interest Period shall extend beyond the Maturity Date.

         "Interim Date" shall mean September 30, 1995.

         "Lender" shall have the meaning given such term in the introductory paragraph hereof.

         "Lien" shall mean any security interest, mortgage, pledge, lien, claim on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

         "Loan" shall mean either a Regular Loan or a Swing Line Loan and "Loans" shall mean all Regular Loans and all Swing Line Loans.

         "Loan Request" shall mean a request for a Loan conveyed to the Administrative Agent from a duly authorized officer of the Company substantially in the form of that attached hereto as Exhibit L, with such request to be confirmed in writing upon the request of the Administrative Agent.

         "Majority Lenders" shall mean (i) prior to the occurrence of an Event of Default, those Lenders holding sixty-six and two-thirds percent (66 2/3%) of the Aggregate Facility Commitment; and (ii) after the occurrence and during the continuance of an Event of Default, those Lenders holding sixty-six and two-thirds percent (66 2/3%) of the Loans outstanding under the Agreement.

         "Maturity Date" shall mean the earlier of: (a) the 364th day following the date of this Agreement, as such date may be extended from time to time in writing by one hundred percent (100%) of the Lenders, in their sole discretion and (b) the date the Lenders terminate their obligation to make further Loans hereunder pursuant to Paragraph 8 above.

         "Maximum Commitment" shall mean, with respect to any Lender, the dollar amount specified as such Lender's "Maximum Commitment" in the Commitment Schedule attached hereto as Schedule III.

         "Maximum Swing Line Commitment" shall mean with respect to First Union, the lesser of (i) the excess of its Maximum Commitment over its Percentage Share of all Regular Loans then outstanding and (ii) $10,000,000.

         "Monthly Operating Report" shall mean a report with respect to the Company and CII, collectively, substantially in the form of that attached hereto as Exhibit K.

         "Mortgage Loan" shall mean a residential real estate secured loan, including, without limitation: (a) a promissory note, any reformation thereof and related deed of trust (or mortgage) and security agreement; (b) all guaranties and insurance policies, including, without limitation, all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of the Company to return premiums or payments with respect thereto; and (c) all right, title and interest of the Company in the Property covered by said deed of trust (or mortgage).

         "Multiemployer Plan" shall mean, as to the Company or any of its ERISA Affiliates, a Plan of such Person which is a multi-employer plan as defined in
Section 4001(a)(3) of ERISA.

         "Net Income" shall mean, with respect to EGI for any period, any net earnings (or net loss) of EGI for such period determined in accordance with GAAP on a consolidated basis.

         "Notes" shall mean have the meaning given such term in Paragraph 2(h) hereof.

         "Obligations" shall mean any and all debts, obligations and liabilities of the Company to the Lenders, the Administrative Agent or the Collateral Agent (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Credit Documents.

         "Obligor" shall mean the Person or Persons obligated to pay the Indebtedness which is the subject of a Mortgage Loan.

         "Parent Guaranties" shall have the meaning given such term in Paragraph 3(b) above, as both or either of such instruments may be amended, extended or replaced from time to time, and "Parent Guaranty" shall mean either of such instruments, as the context requires.

         "Parent Guarantors" shall mean, collectively, EFC and EGI, and "Parent Guarantor" shall mean either of the foregoing Persons, as the context requires.

         "Participant" shall have the meaning given such term in Paragraph 10(h) above.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

         "Percentage Share" shall mean, with respect to each Lender, the ratio expressed as a percentage which (a) such Lender's Maximum Commitment bears to
(b) the Aggregate Facility Commitment.

         "Person" shall mean any corporation, natural person, firm, joint venture, partnerships, trust, unincorporated organization or Governmental Authority.

         "Plan" shall mean, as the Company or any of its ERISA Affiliates, any pension plan that is covered by Title IV of ERISA and in respect of which such Person or a Commonly Controlled Entity of such Person is an "employer" as defined in Section 3(5) of ERISA.

         "Potential Default" shall mean an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

         "Proceeds" shall mean whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

         "Property" shall mean the real property, including the improvements thereon, and the personal property (tangible and intangible) which are encumbered pursuant to a Mortgage Loan.

         "Regular Loan" and "Regular Loans" shall have the meanings given such terms in Paragraph 1(a) above.

         "Regular Repayment Share" shall mean with respect to each Lender, as of the date of determination thereof, the ratio expressed as a percentage that (i) the aggregate outstanding principal balance of all Regular Loans held by each Lender bears to

(ii) the aggregate outstanding principal balance of the Regular
Loans held by all Lenders.

         "Repayment Share" shall mean with respect to each Lender, as of the date of determination thereof, the ratio expressed as a percentage that (i) the aggregate outstanding principal balance of the Loans held by each Lender bears to (ii) the aggregate outstanding principal balance of the Loans held by all Lenders.

         "Reportable Event" shall mean a reportable event as defined in Title IV of ERISA, except actions of general applicability by the Secretary of Labor under Section 110 of ERISA.

         "Required Documents" shall mean for any Mortgage Loan those items described on Exhibit J attached hereto.

         "Requirements of Law" shall mean, as to any Person, the Articles or Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Security Agreement" shall have the meaning given such term in Paragraph 3(a) above, as the same may be amended, extended or replaced from time to time.

         "Settlement Account" shall mean Account No. 2000000849298 maintained in the name of the Administrative Agent at the Contact
Office.

         "Single Employer Plan" shall mean, as to the Company or any of its ERISA Affiliates, any Plan of such Person which is not a Multiemployer Plan.

         "SPE" shall mean a corporation, grantor trust or other single purpose entity organized by the Company for the sole purpose of acquiring Mortgage Loans from the Company and issuing mortgage-backed securities supported by such Mortgage Loans, the structure of which is consistent with the structure of similar entities utilized for the issuance of mortgage-backed securities.

         "Statement Date" shall mean December 31, 1994.

         "Subordination Agreement" shall mean that certain Subordination of Debt Agreement of even date herewith made by CII for the benefit of the Administrative Agent and the Lenders.

         "Subsidiary" shall mean any corporation, partnership or joint venture more than fifty percent (50%) of the stock or other ownership interest of which having by the terms thereof ordinary voting power to elect the board of directors, managers or trustees of such corporation, partnership or joint venture (irrespective of whether or not at the time stock of any other class or classes of such corporation, partnership or joint venture shall have or might have voting power by reason of the happening of any contingency) shall, at the time as of which any determination is being made, be owned, either directly or through Subsidiaries.

         "Swing Line Loan" and "Swing Line Loans" shall have the meanings given such terms in Paragraph 1(b) above.

         "Tangible Net Worth" shall mean at any date: (1) Book Net Worth, minus
(b) all assets which would be classified as intangible assets under GAAP (except for purchased and capitalized value of servicing rights and excess servicing fees), including, without limitation, goodwill (whether representing the excess cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs and research and product development costs).

         "Total Liabilities" shall mean total liabilities of the Company and its Subsidiaries determined in accordance with GAAP.

         "Unit Collateral Value" shall mean at any time, with respect to each Eligible Mortgage Loan included in the Borrowing Base, ninety percent (90%) of the lesser of (i) the unpaid principal balance thereof at such time, and (ii) the Fair Market Value thereof at such time.

         "Wet Advances" shall mean at any time, Loans which at the time of the funding thereof, the principal balance thereof when added to the principal balance of all other Loans then outstanding would have exceeded the Unit Collateral Value of Eligible Mortgage Loans included in the Borrowing Base for which Required Documents had been received by the Collateral Agent. Wet Advances shall cease being considered as such when the Required Documents for the Eligible Mortgage Loans included in the Borrowing Base with respect to such Wet Advance are received by the Collateral Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed as of the day and year first above written.

                                                EMERGENT MORTGAGE CORP.,
                                                a South Carolina corporation


                                    By_________________________________
                                    Name_______________________________
                                    Title______________________________



                                                FIRST UNION NATIONAL BANK OF
                                                NORTH CAROLINA, a national
                                                banking association, as Lender,
                                                Administrative Agent and
                                                Collateral Agent


                                    By_________________________________
                                    Name_______________________________
                                    Title______________________________

                         LIST OF SCHEDULES AND EXHIBITS



Schedule I        Schedule of Addresses

Schedule II       Shareholders of Company

Schedule III      Commitment Schedule

Schedule IV       Schedule of Approved Investors

Exhibit A-1       Form of Promissory Note (Regular Loans)

Exhibit A-2       Form of Promissory Note (Swing Line Loans)

Exhibit B         Form of Security and Collateral Agency Agreement

Exhibit C-1       Form of Parent Guaranty

Exhibit C-2       Form of Affiliate Guaranty

Exhibit D         Form of Legal Opinion of Counsel for the Company
                  and the Guarantors

Exhibit E         Litigation Schedule

Exhibit F         Schedule of Additional Required Documents

Exhibit G         Form of Borrowing Base Schedule

Exhibit H         Form of Covenant Compliance Certificate

Exhibit I         Schedule of Mortgage Warehousing Indebtedness

Exhibit J         Schedule of Required Documents

Exhibit K         Form of Monthly Operating Report

Exhibit L         Form of Loan Request

Exhibit M         CII Management Agreement

Exhibit N         Underwriting Standards

                                   SCHEDULE I
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                           DATED AS OF MARCH 6, 1996
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                              SCHEDULE OF ADDRESSES


BORROWER:

Emergent Mortgage Corp.
208 Garvin Street
Pickens, South Carolina  29671
Attention: Keith B. Giddens



BANK:

First Union National Bank of North Carolina
One First Union Center, CORP-6, TW-8
301 South College Street
Charlotte, North Carolina  28288
Attention:  Mr. R. Steven Hall



GUARANTORS:

Emergent Financial Corporation
P. O. Box 17526
Greenville, SC  29606
Attention:  Keith B. Giddens



Emergent Group, Inc.
Wachovia Building, Main Street, Suite 750
Greenville, SC  29601
Attention:  Keith B. Giddens



Carolina Investors, Inc.
208 Garvin Street
Pickens, South Carolina  29671
Attention:  Keith B. Giddens

                                   SCHEDULE II
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF MARCH 6, 1996
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                             SHAREHOLDERS OF COMPANY

COMMON VOTING STOCK

Shareholder                                                   Number of Shares

Emergent Financial Corporation                                     1000

TOTAL NUMBER OF SHARES                                             1000


PREFERRED STOCK

Shareholder                                                   Number of Shares

None                                                                 N/A

TOTAL NUMBER OF SHARES                                               N/A

                                  SCHEDULE III
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF MARCH 6, 1996
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                               COMMITMENT SCHEDULE


         Lender                     Maximum Commitment          Percentage Share

First Union National                     $16,000,000                100.00%
 Bank of North Carolina


AGGREGATE FACILITY
 COMMITMENT                             $16,000,000                100.00%

                                   SCHEDULE IV
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF MARCH 6, 1996
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                         SCHEDULE OF APPROVED INVESTORS

                                   EXHIBIT A-1
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF MARCH 6, 1996
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                             FORM OF PROMISSORY NOTE
                                 (REGULAR LOAN)

                                 PROMISSORY NOTE
                                 (Regular Loans)

                                                               ___________, 1996


         FOR VALUE RECEIVED, EMERGENT MORTGAGE CORP., a South Carolina corporation (the "Company"), hereby unconditionally promises to pay to the order of FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("Lender"), at the office of FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association (the "Administrative Agent"), located at One First Union Center, CORP-6, TW-8, 301 South College Street, Charlotte, North Carolina 28288, in lawful money of the United States and in immediately available funds, on the dates required under that certain Mortgage Loan Warehousing Agreement dated as of ___________, 1996, among the Company and the lenders signatory from time to time a party thereto, including Lender, the Administrative Agent and the Collateral Agent (as the same may be amended, extended or replaced from time to time, the "Agreement" and with the capitalized terms not otherwise defined herein used with the meanings given such terms in the Agreement), the principal amount of Lender's Regular Repayment Share of each Regular made under the Agreement.

         The Company further agrees to pay interest in like money and funds at the office of the Administrative Agent referred to above, on the unpaid principal balance hereof from the date advanced until paid in full on the dates and at the applicable rates set forth in the Agreement. The holder of this Note is hereby authorized to record the date and amount of Lender's Percentage Share and Regular Repayment Share of each Regular Loan, the date and amount of each payment of principal and interest, and applicable interest rates and other information with respect thereto, on the schedules annexed to and constituting a part of this Note (or by any analogous method the holder hereof may elect consistent with its customary practices) and any such recordation shall, absent manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make a notation of the inaccuracy of any notation shall not limit or otherwise affect the obligations of the Company under the Credit Documents.

         This Note is one of the Notes referred to in, and is entitled to all the benefits of, the Agreement. Reference is hereby made to the Agreement and to the Security Agreement for rights and obligations of payment and prepayment, collateral security, Events of Default and the rights of acceleration of the maturity hereof upon the occurrence of an Event of Default.

         This Note shall be governed by, and construed in accordance with, the laws of the State of North Carolina, and is being executed and sealed by the duly authorized officers of the Company as of the day and year first above written.


                                           EMERGENT MORTGAGE CORP., a South
                                           Carolina corporation
         [CORPORATE SEAL]

ATTEST:                                     By:__________________________
                                            Name:________________________
By: ______________________                 Title:_______________________
Name:_____________________
Title:____________________

                                   EXHIBIT A-2
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF MARCH 6, 1996
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                             FORM OF PROMISSORY NOTE
                                (SWING LINE LOAN)

                                 PROMISSORY NOTE
                               (Swing Line Loans)

                                                               ___________, 1996


         FOR VALUE RECEIVED, EMERGENT MORTGAGE CORP., a South Carolina corporation (the "Company"), hereby unconditionally promises to pay to the order of FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("Lender"), at the office of FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association (the "Administrative Agent"), located at One First Union Center, CORP-6, TW-8, 301 South College Street, Charlotte, North Carolina 28288, in lawful money of the United States and in immediately available funds, on the dates required under that certain Mortgage Loan Warehousing Agreement dated as of ___________, 1996, among the Company and the lenders signatory from time to time a party thereto, including Lender, the Administrative Agent and the Collateral Agent (as the same may be amended, extended or replaced from time to time, the "Agreement" and with the capitalized terms not otherwise defined herein used with the meanings given such terms in the Agreement), the principal amount of each Swing Line Loan made under the Agreement.

         The Company further agrees to pay interest in like money and funds at the office of the Administrative Agent referred to above, on the unpaid principal balance hereof from the date advanced until paid in full on the dates and at the applicable rates set forth in the Agreement. The holder of this Note is hereby authorized to record the date and amount of each Swing Line Loan, the date and amount of each payment of principal and interest, and applicable interest rates and other information with respect thereto, on the schedules annexed to and constituting a part of this Note (or by any analogous method the holder hereof may elect consistent with its customary practices) and any such recordation shall, absent manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make a notation of the inaccuracy of any notation shall not limit or otherwise affect the obligations of the Company under the Credit Documents.

         This Note is one of the Notes referred to in, and is entitled to all the benefits of, the Agreement. Reference is hereby made to the Agreement and to the Security Agreement for rights and obligations of payment and prepayment, collateral security, Events of Default and the rights of acceleration of the maturity hereof upon the occurrence of an Event of Default.

         This Note shall be governed by, and construed in accordance with, the laws of the State of North Carolina, and is being executed and sealed by the duly authorized officers of the Company as of the day and year first above written.


                                            EMERGENT MORTGAGE CORP., a South
                                            Carolina corporation
         [CORPORATE SEAL]

ATTEST:                                     By:__________________________
                                            Name:________________________
By: ______________________                  Title:_______________________
Name:_____________________
Title:____________________

                                    EXHIBIT B
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                           DATED AS OF MARCH 6, 1996
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                           FORM OF SECURITY AGREEMENT

                    SECURITY AND COLLATERAL AGENCY AGREEMENT


         THIS SECURITY AND COLLATERAL AGENCY AGREEMENT (this "Security Agreement") is made and dated as of the ___ day of ______________, 1996 by and among EMERGENT MORTGAGE CORP., a South Carolina corporation (the "Company"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association ("FUNB"), acting in its capacity as administrative agent for the lenders from time to time participating in the Warehousing Agreement (as defined below) (in such capacity, the "Administrative Agent"), and FUNB, as collateral agent for such Lenders (as defined below) (in such capacity, the "Collateral Agent").

                                    RECITALS

         A. Pursuant to that certain Mortgage Loan Warehousing Agreement of even date herewith among the Company, the lenders named therein (the "Lenders"), the Administrative Agent and the Collateral Agent (as the same may be amended, extended or replaced from time to time, the "Warehousing Agreement," and with capitalized terms not otherwise defined herein used with the same meanings as in the Warehousing Agreement), the Lenders have agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

         B. As a condition precedent to the effectiveness of the Warehousing Agreement, the Company is required to execute and deliver to the Collateral Agent this Security Agreement.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

         1. Appointment of Collateral Agent. By executing and delivering the Warehousing Agreement or otherwise becoming a "Lender," the Administrative Agent and the Lenders hereby appoint the Collateral Agent to act as secured party, agent, bailee and custodian for the benefit of the Lenders, with respect to the Collateral (as defined below). The Collateral Agent hereby accepts such appointment and agrees to maintain and hold all Collateral at any time delivered to it as secured party, agent, bailee and custodian for the benefit of the Lenders. The Collateral Agent is acting and will act with respect to the Collateral for the benefit of the Lenders and is not, and shall not at any time in the future be, subject with respect to the Collateral, in any manner or to any extent, to the direction or control of the Company except as expressly permitted hereunder and under the other Credit Documents. The Collateral Agent agrees to act in accordance with this Security

Agreement and in accordance with any written instructions properly delivered pursuant hereto. Under no circumstances shall the Collateral Agent deliver possession of Collateral to the Company except in accordance with the express terms of this Security Agreement.

         2. Delivery of Collateral. The Company shall deliver to the Collateral Agent, or cause to be delivered to the Collateral Agent, that portion of the Collateral consisting of Mortgage Loans to be included in the computation of the Collateral Value of the Borrowing Base. Delivery of Collateral consisting of Mortgage Loans shall be effected by delivery of the Required Documents therefor. The Collateral Agent's responsibility to review such Collateral is limited to the review steps described on Exhibit 1 hereto, said review of Collateral delivered on any Business Day to be completed before the opening of business of the Collateral Agent on the next succeeding Business Day; provided, however, that in the event the Company delivers Collateral to the Lender on any Business Day in an amount which exceeds the Collateral Agent's reasonable capacity to review such Collateral before the opening of business of the Collateral Agent on the next succeeding Business Day, the Collateral Agent shall not be obligated to review such Collateral before the opening of business of the Collateral Agent on the next succeeding Business Day but shall use its best efforts to do so. No Collateral will be included in the computation of the Collateral Value of the Borrowing Base until the Collateral Agent's review thereof has been completed. All Mortgage Loans at any time delivered to the Collateral Agent hereunder shall be held by the Collateral Agent in a fire resistant vault, drawer or other suitable depositary maintained and controlled solely by the Collateral Agent, conspicuously marked to show the respective interests of the Lenders therein and not commingled with any other assets or property of, or held by, the Collateral Agent.

         3. Grant of Security Interest. The Company hereby pledges, assigns and grants to the Collateral Agent for the benefit of the Lenders, a first perfected security interest in the property described in Paragraph 4 below (collectively and severally, the "Collateral"), to secure payment and performance of the Obligations.

         4. Collateral. The Collateral shall consist of all now existing and hereafter arising right, title and interest of the Company in, under and to each of the following:

                  (a) All Mortgage Loans now owned or hereafter acquired or originated by the Company and identified as collateral under the Warehousing Agreement or otherwise intended by the Company to serve as collateral under the Warehousing Agreement, including, without limitation, the promissory notes or other instruments or agreements evidencing the indebtedness of Obligors thereon, all mortgages, deeds to secure debt, trust deeds and security agreements related thereto, all rights to payment thereunder, all rights in the Properties securing payment of the indebtedness of the Obligors thereon, all rights under documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, fire and extended coverage insurance policies (including the right to any return premiums) and all rights in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof;

                  (b) All rights of the Company (but not its obligations) under any agreements to sell such Collateral, now existing or hereafter arising, covering any part of the foregoing Collateral, all rights to deliver Mortgage Loans to investors and other purchasers pursuant thereto and all proceeds resulting from the disposition of such Collateral pursuant thereto;

                  (c) All now existing and hereafter arising rights to service, administer and collect Mortgage Loans included in the computation of the Collateral Value of the Borrowing Base at any date (it being acknowledged and agreed that prior to the occurrence of an Event of Default and acceleration of the Obligations, the security interest in such servicing rights granted hereunder shall be automatically terminated without need for further action upon the sale, transfer or other disposition of the related Mortgage Loan in accordance with the provisions of the Credit Documents), and all rights to the payment of money on account of such servicing, administration and collection activities;

                  (d) All now existing and hereafter arising accounts, contract rights and general intangibles constituting or relating to any of the foregoing Collateral;

                  (e) All now existing and hereafter acquired files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other books, records, information and data of the Company relating to the foregoing Collateral (including all information, records, data, programs, tapes, discs, and cards necessary or helpful in the administration or servicing of the foregoing Collateral);

                  (f) The Funding Account, the Settlement Account and any and all funds at any time held in any such accounts; and

                  (g) All products and Proceeds of the foregoing Collater-al.

         5. Collateral Agent's Review of Collateral. Each delivery of Mortgage Loans to the Collateral Agent shall be accompanied by a certificate substantially in the form attached as Exhibit 6 hereto (the "Delivery Certificate"). Upon any receipt of Required

Documents for any Mortgage Loan, the Collateral Agent shall review the same and verify that:

                  (a) All Required Documents relating to such item of Collateral appear regular on their face and are in the Collateral
Agent's possession; and

                  (b) The statements set forth on Exhibit 1 hereto are accurate and complete in all respects.

Such verification for Collateral delivered shall be set forth in the schedule referred to in Paragraph 6(b) below. If the Collateral Agent notes any exception in the review described in sub- paragraph (a) or (b) above or questions, in its reasonable discretion, the genuineness, regularity, propriety, or accuracy of any item of Collateral, the Collateral Agent shall so note in the next such schedule delivered to the Lenders. In the event that the Company had been requested to deliver the Additional Required Documents with respect to any Mortgage Loan, the Collateral Agent shall review and verify such Additional Required Documents consistent with the obligations of the Collateral Agent above.

         6. Collateral Value Determination.

                  (a) No later than 1:00 p.m. (Charlotte, North Carolina time) on each Business Day (i) on which any Collateral is delivered to the Collateral Agent by the Company, or (ii) on which any Collateral is released by the Collateral Agent pursuant to Paragraph 6 below, the Collateral Agent shall compute the Collateral Value of the Borrowing Base (a "Collateral Value Determination") as of 1:00 p.m. on such Business Day and notify the Administrative Agent thereof.

                  (b) No later than 1:00 p.m. (Charlotte, North Carolina time) on each Business Day, the Collateral Agent shall prepare and deliver to the Company via facsimile a schedule showing the composition of the Borrowing Base as of such time. The Company shall certify as to the accuracy of such schedule and shall return such schedule, with such certification attached, to the Collateral Agent via facsimile no later than 1:30 p.m. (Charlotte, North Carolina time) on each such Business Day.

         7. Handling of Collateral; Settlement Account.

                  (a) Prior to the occurrence of an Event of Default, from time to time until otherwise notified by the Majority Lenders (by telephone, telegraph or otherwise), the Collateral Agent is hereby authorized to release documentation relating to Mortgage Loans to the Company against a trust receipt executed by the Company in the form of Exhibit 2 hereto. The Company and the Collateral Agent will comply with the trust receipt procedures specified on
Exhibit 3 hereto. The Company hereby represents and warrants that any request by the Company for release of Collateral under this subparagraph (a) shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation of returning such Collateral to the Collateral Agent for ultimate sale or exchange and that the Company has requested such release in compliance with all terms and conditions of such release set forth herein and in the Warehousing Agreement, including, without limitation, subparagraph (k)(1) of the definition of Eligible Mortgage Loan.

                  (b) Prior to the occurrence of an Event of Default, upon delivery by the Company to the Collateral Agent of a shipping request in the form of that attached hereto as Exhibit 4, the Collateral Agent will transmit Mortgage Loans held by it as directed by the Company to an investor in connection with the sale thereof, or to a custodian or trustee in connection with the formation of a mortgage pool supporting a mortgage-backed security, such transmittal to be under cover of a transmittal letter in the form of that attached hereto as Exhibit 5 (or such other form as may be required under any government program pursuant to which the relevant Mortgage Loans are being shipped or such mortgage-backed security is being issued).

In no event shall the Collateral Agent have any obligation to obtain written acknowledgement of receipt from the addressee of any transmittal letter or other communication sent by the Collateral Agent hereunder.

                  (c) All amounts payable on account of the sale of Mortgage Loans (including, but not limited to a sale pursuant to a repurchase agreement) will be instructed to be paid directly by the purchaser to the Settlement Account. Pursuant to Paragraph 3 above the Company has granted a security interest in and lien upon the Settlement Account and in any and all amounts at any time held therein to the Collateral Agent as collateral security for the Obligations. The Collateral Agent shall hold such security interest in and lien upon the accounts referred to in Paragraph 4(f) above and all funds at any time held therein for the benefit of the Lenders with all rights of a secured party under the Uniform Commercial Code of all relevant jurisdictions.

                  (d) Prior to the occurrence of an Event of Default, the Collateral Agent shall take such steps as it may be reasonably directed from time to time by the Company in writing which are not inconsistent with the provisions of this Security Agreement and the other Credit Documents and which the Company deems necessary to enable the Company to perform and comply with agreements for the sale or other disposition in whole or in part of Mortgage Loans.

                  (e) Prior to the occurrence of an Event of Default and acceleration of the Obligations and if, but only if, such action is not inconsistent with the express provisions of this Security Agreement and the other Credit Documents and would not create an Event of Default or Potential Default, the Company may, in connection with its residential mortgage banking business: originate, acquire and service Mortgage Loans; receive payments on Mortgage Loans from the Obligors thereon and impounds and fees in connection therewith; retain, use and apply fees and payments made on account of the Mortgage Loans by the Obligors thereunder; disburse from impound accounts; in the ordinary course of the Company's business, create, use, destroy and transfer records, files and other items described in Paragraph 4(f) above; sell or otherwise dispose of Mortgage Loans not included in the computation of the Collateral Value of the Borrowing Base, with or without servicing rights; pledge Mortgage Loans to the extent permitted under the Credit Documents; sell servicing rights; and enter into, exercise rights under, perform, modify, waive and cancel any agreements for the sale or other disposition of Mortgage Loans.

                  (f) Following the occurrence of an Event of Default, the Collateral Agent shall not, and shall incur no liability to the Company or any other Person for refusing to, deliver any item of Collateral to the Company or any other Person (other than under existing agreements for sale of such Collateral) without the express prior written consent and at the direction of the Majority Lenders.

         8. Report. The Collateral Agent shall deliver to the Company and the
Lenders: (a) on or before the tenth day of each month, a copy of the most recent Borrowing Base Schedule certified by the Company pursuant to Paragraph 6(b) hereof, and (b) from time to time, such other reports and information as the Majority Lenders may from time to time reasonably request. In preparing any such reports the Collateral Agent shall be entitled to rely, without independent investigation (other than the review steps described on Exhibit 1 hereto), on information supplied to the Collateral Agent by the Company.

         9. No Reliance. The Collateral Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties contained herein or in any other document; or for the execution, effectiveness, genuineness, validity, enforceability, collectability, accuracy, completeness or sufficiency of this Security Agreement or any other documents or instruments executed and delivered, or which could have been executed or delivered, in connection with this Security Agreement including, without limitation, the attachment, creation, effectiveness or perfection of the security interests granted or purported to be granted hereunder in and to the Collateral. The Collateral Agent shall be entitled to refrain from exercising any discretionary powers or actions under this Security Agreement or any other related document until the Collateral Agent shall have received the prior written consent of one hundred percent (100%) of the Lenders.

         10. Costs and Expenses. The Collateral Agent shall notify the Company of all extraordinary costs and expenses (including, without limitation, expenses of legal counsel to the Collateral

Agent) of the Collateral Agent directly relating to the Collateral Agent's performance of this Security Agreement, and such extraordinary costs and expenses shall be paid promptly by the Company or, if already paid by the Collateral Agent, the Company promptly shall reimburse the Collateral Agent therefor.

         11. Availability of Documents. The Lenders and their agents, accountants, attorneys and auditors will be permitted during normal business hours at any time and from time to time upon reasonable notice to examine (to the extent permitted by applicable law) the files, documents, records and other papers in the possession or under the control of the Collateral Agent relating to any or all Collateral and to make copies thereof. Prior to the occurrence of an Event of Default, any such activity will be at the cost and expense of the Lender conducting such activity; following the occurrence of an Event of Default, all costs and expenses associated with the exercise by the Lenders of their rights under this Paragraph 11 shall be promptly paid by the Company upon demand of any Lender made through the Administrative Agent.

         12. Representations and Warranties. The Company hereby represents and warrants that: (a) the Company is the sole owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Company acquires rights in the Collateral, will be the sole owner thereof); (b) except for security interests in favor of the Collateral Agent for the benefit of the Lenders hereunder, no Person has (or, in the case of after-acquired Collateral, at the time the Company acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral and, in any event, the Collateral Agent has a perfected, first priority security interest thereon for the benefit of the Lenders; (c) all information heretofore, herein or hereafter supplied to the Collateral Agent or to any Lender by or on behalf of the Company with respect to the Collateral is or will be accurate and complete; and (d) each Mortgage Loan is, at all dates when it is submitted by Company for inclusion in the computation of the Collateral Value of the Borrowing Base, an Eligible Mortgage Loan.

         13. Covenants of the Company. The Company hereby agrees: (a) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings deemed necessary or appropriate by the Collateral Agent to perfect, maintain and protect its security interest hereunder and the priority thereof and to deliver promptly to the Collateral Agent all originals of Collateral or Proceeds consisting of chattel paper or instruments; (b) not to surrender or lose possession of (other than to the Collateral Agent), sell, encumber, or otherwise dispose of or transfer, any Collateral or right or interest therein other than shipment of Mortgage Loans under agreements for the sale thereof and as otherwise permitted under Paragraph 6 above; (c) at all times to account fully for and promptly to deliver to the Collateral Agent, in the form received, all Collateral or Proceeds received, endorsed to the Collateral Agent as appropriate and accompanied by such assignments and powers, duly executed, as the Collateral Agent shall request, and until so delivered all Collateral and Proceeds shall be held in trust for the Collateral Agent, separate from all other property of the Company and identified as the property of the Collateral Agent; (d) at any reasonable time, upon demand by the Collateral Agent, to exhibit to and allow inspection by the Collateral Agent (or Persons designated by the Collateral Agent) of the Collateral and the records concerning the Collateral; (e) to keep the records concerning the Collateral at the location(s) set forth in Paragraph 20 below and not to remove the records from such location(s) without the prior written consent of the Collateral Agent; (f) at the request of the Collateral Agent, to place on each of its records pertaining to the Collateral a legend, in form and content satisfactory to the Collateral Agent, indicating that such Collateral has been assigned to the Collateral Agent; (g) not to modify, compromise, extend, rescind or cancel any deed of trust, mortgage, note or other document, instrument or agreement connected with any Mortgage Loan pledged under this Security Agreement or any document relating thereto or connected therewith or consent to a postponement of strict compliance on the part of any party thereto with any term or provision thereof; (h) to keep the Collateral insured against loss, damage, theft, and other risks customarily covered by insurance, and such other risks as the Collateral Agent may request; (i) to do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral; (j) not knowingly to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (k) to pay (or require to be paid) prior to their becoming delinquent all taxes, assessments, insurance premiums, charges, encumbrances, and liens now or hereafter imposed upon or affecting any Collateral; (l) to notify the Collateral Agent before any such change shall occur of any change in the Company's name, identity or structure through merger, consolidation or otherwise; (m) to appear in and defend, at the Company's cost and expense, any action or proceeding which may affect its title to or the Collateral Agent's interest for the benefit of the Lenders in the Collateral;
(n) to keep accurate and complete records of the Collateral and to provide the Collateral Agent with such records and such reports and information relating to the Collateral as the Collateral Agent may request from time to time; and (o) to comply with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral.

         14. Collection of Collateral Payments.

                  (a) The Company shall, at its sole cost and expense, endeavor to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral (each such payment being referred to as a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as the Collateral Agent may request, or, in the absence of such request, as the Company may reasonably deem advisable; provided, however, that the Company shall not, without the prior written consent of the Collateral Agent, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment or accept any prepayment on account thereof. Upon the request of the Collateral Agent following the occurrence of an Event of Default (and subject to the requirements of applicable law), the Company will notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof to the Collateral Agent (or to the Company in care of the Collateral Agent) at such address as the Collateral Agent may designate. The Company will reimburse the Collateral Agent promptly upon demand for all out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by the Collateral Agent in seeking to collect any Collateral Payment.

                  (b) If there shall occur an Event of Default, upon the request of the Collateral Agent the Company will transmit and deliver to the Collateral Agent, forthwith upon receipt and in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Collateral Agent) which may be received by the Company at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the Collateral Agent, such items will be held in trust for the Collateral Agent and will not be commingled by the Company with any of its other funds or property. Thereafter, the Collateral Agent is hereby authorized and empowered to endorse the name of the Company on any check, draft or other instrument for the payment of money received by the Collateral Agent on account of any Collateral Payment if the Collateral Agent believes such endorsement is necessary or desirable for purposes of collection.

                  (c) The Company hereby agrees to indemnify, defend and save harmless the Collateral Agent and its agents, officers, employees and representatives from and against all reasonable liabilities and expenses on account of any adverse claim asserted against the Collateral Agent relating to any moneys received by the Collateral Agent on account of any Collateral Payment (other than as a direct result of the negligence, gross negligence or willful misconduct of the Collateral Agent or its employees) and such obligation of the Company shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Paragraph 3 above.

         15. Authorized Action by Collateral Agent. The Company hereby irrevocably appoints the Collateral Agent as its attorney-in-fact to do (but the Collateral Agent shall not be obligated to and shall incur no liability to the Company or any third party for failure so to do) at any time and from time to time following the occurrence of an Event of Default at the request and direction, given after the occurrence of an Event of Default, of the Majority Lenders (which request and direction must be in writing if so requested by the Collateral Agent), any act which the Company is obligated by this Security Agreement to do, and to exercise such rights and powers as the Company might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process and preserve the Collateral; (d) transfer the Collateral to the Collateral Agent's own or its nominee's name; and (e) make any compromise or settlement, and take any other action it deems advisable with respect to the Collateral. Notwithstanding anything contained herein, in no event shall the Collateral Agent be required to make any presentment, demand or protest, or give any notice and the Collateral Agent need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

         16. Default and Remedies. Upon the occurrence of an Event of Default and following the acceleration of the Obligations, the Collateral Agent shall at the request and direction of the Majority Lenders (which request and direction must be in writing if so requested by the Collateral Agent), without notice to or demand upon the Company: (a) foreclose or otherwise enforce the Collateral Agent's security interest for the benefit of the Lenders in the Collateral in any manner permitted by law or provided for hereunder; (b) sell or otherwise dispose of the Collateral or any part thereof at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery and without assumption of any credit risk, on such terms and in such manner as the Collateral Agent may determine; (c) require the Company to assemble the Collateral or books and records relating thereto and make such available to the Collateral Agent at a place to be designated by the Collateral Agent; (d) enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; and (e) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate. Upon any sale or other disposition pursuant to this Security Agreement, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of and all proceeds thereof shall be promptly transmitted to the Administrative Agent for distribution to the Lenders. Each purchaser at any such sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Company, and the Company specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

         17. Binding Upon Successors. All rights of the Administrative Agent, the Collateral Agent and the Lenders under this Security Agreement shall inure to the benefit of the Administrative Agent, the Collateral Agent and the Lenders and their successors and assigns, and all obligations of the Company shall bind its successors and assigns.

         18. Entire Agreement; Severability. This Security Agreement contains the entire security agreement and collateral agency agreement with respect to the Collateral among the Administrative Agent, the Collateral Agent and the Company. All waivers by the Company provided for in this Security Agreement have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         19. Choice of Law:  Waiver of Jury Trial.

                  (a) This Security Agreement shall be construed in accordance with and governed by the laws of the State of North Carolina and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Uniform Commercial Code as in effect from time to time in the State of North Carolina.

                  (b) TO THE EXTENT PERMITTED BY LAW, THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREIN, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS TO ENTER INTO THIS AGREEMENT ON BEHALF OF THE LENDERS.

         20. Place of Business; Records. The Company represents and warrants that its chief place of business is at 208 Garvin Street, Pickens, South Carolina 29671, and that its books and records concerning the Collateral are kept at its chief place of business.

         21. Notice. Any written notice, consent or other communica-tion provided for in this Security Agreement shall be delivered or sent as provided in the Warehousing Agreement.

         EXECUTED and sealed the day and year first above written.

                                      EMERGENT MORTGAGE CORP., a South
                                      Carolina corporation

                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________


                                      FIRST UNION NATIONAL BANK
                                      OF NORTH CAROLINA, a
                                      national banking
                                      association, as
                                      Administrative Agent


                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________



                                      FIRST UNION NATIONAL BANK
                                      OF NORTH CAROLINA, a
                                      national banking
                                      association, as Collateral
                                      Agent



                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________

                              SCHEDULE OF EXHIBITS
                                       TO
                               SECURITY AGREEMENT


EXHIBIT                                     DOCUMENT

      1                             Required Review Steps
      2                             Form of Trust Receipt
      3                             Trust Receipt Procedures
      4                             Form of Shipping Request
      5                             Form of Whole Loan Transmittal Letter
      6                             Form of Delivery Certificate

                                                                       EXHIBIT 1
                                                                     TO SECURITY
                                                                       AGREEMENT


                              REQUIRED REVIEW STEPS


1. All submitted documents, including the report attached to the Delivery Certificate, are consistent as to borrower name, loan face amount, loan type and the Company's loan number.

2. The note and mortgage/deed of trust each bears an original signature or signatures which appear to be those of the person or persons named as the maker and mortgagor/trustor, or, in the case of a certified copy of the mortgage/deed of trust, such copy bears what appears to be a reproduction of such signature or signatures.

3. Except for (a) the endorsement to the Company of the note in the event such loan was purchased by the Company and (b) the endorsement in blank of the note by the Company, neither the note, the mortgage/deed of trust, nor the assignment(s) of the mortgage/deed of trust contain any irregular writings which appear on their face to affect the validity of any such endorsement or to restrict the enforceability of the document on which they appear.

4. The note is endorsed in blank and such endorsement bears an original signature of an authorized officer of the Company, based on the current list of such officers supplied by the Company.

5. The assignment of the mortgage/deed of trust bears an original signature of an authorized officer of the Company, based on the current list of such officers supplied by the Company.

                                                                       EXHIBIT 2
                                                           TO SECURITY AGREEMENT

                              FORM OF TRUST RECEIPT

               Date: ___________, 19__

         The undersigned, EMERGENT MORTGAGE CORP., a South Carolina corporation (the "Company"), acknowledges receipt from FIRST UNION NATIONAL BANK OF NORTH CAROLINA, acting as agent, bailee and custodian (in such capacity "Collateral Agent") for the exclusive benefit of the Lenders pursuant to the Security Agreement (as those terms and capitalized terms not otherwise defined herein are defined in that certain Mortgage Loan Warehousing Agreement dated as of ___________, 1996, among the lenders party thereto from time to time, the Company, the Administrative Agent and the Collateral Agent), or from its duly appointed sub-agent, of the following described documentation for the identified Mortgage Loans (the "Collateral Documents"), possession of which is herewith entrusted to the Company solely for the purpose of correcting documentary defects relating thereto:


                                                              Loan Document
Borrower Name              Loan Number      Note Amount         Delivered


         It is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code as in effect in the State of North Carolina in the Collateral hereinabove described and in the Proceeds of said Collateral has been granted to Collateral Agent for the benefit of the Lenders pursuant to the Security Agreement.

         The Company hereby represents and warrants that the Unit Collateral Value of the Mortgage Loans for which the Collateral Documents are requested to be released hereunder when added to the Unit Collateral Value of all other Mortgage Loans included in the computation of the Collateral Value of the Borrowing Base the Collateral Documents for which have been similarly released does not exceed $3,000,000.

         In consideration of the aforesaid delivery by Collateral Agent (or by its duly appointed sub-agent), the Company hereby agrees to hold said Collateral Documents in trust for Collateral Agent on behalf of the Lenders as provided under and in accordance with all provisions of the Security Agreement and to return said Collateral Documents to Collateral Agent no later than the close of business on the tenth calendar day following the date hereof or, if such day is not a Business Day, on the immediately succeeding Business Day.

                                      EMERGENT MORTGAGE CORP., a South
                                      Carolina corporation


                                      By:
                                      Name:
                                     Title:

                                                                       EXHIBIT 3
                                                           TO SECURITY AGREEMENT


                            TRUST RECEIPT PROCEDURES



The Company and Collateral Agent will adhere to the following procedures with respect to trust receipts:

         Collateral Agent will maintain all original trust receipts in a vault, drawer or other suitable depositary with a one hour fire rating maintained and controlled solely by Collateral Agent.

                                                                       EXHIBIT 4
                                                           TO SECURITY AGREEMENT

                            FORM OF SHIPPING REQUEST
                           (For Whole Loan Deliveries)

Date: ________________

FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
  as Collateral Agent
One First Union Center
301 South College Street
Charlotte, North Carolina  28288
Attention:  ____________________
            ____________________

This letter is to serve as authorization for you to endorse and ship the following loans:

Loan Number                Borrower Name                      Note Amount



to the following address under a commitment or agreement of sale (the "Commitment") from an investor or a custodian/trustee as follows:

NAME:
ADDRESS:

ATTENTION:

Please endorse the notes as follows:

Please ship the loan documents either by ___________________ or by such other courier service as we have designated to you as "approved." The courier shall act as an independent contractor bailee acting solely on your behalf as Collateral Agent for the Lenders (as defined in) that certain Security and Collateral Agency Agreement dated as of ___________, 1996, as the same may be amended, extended or replaced from time to time, but we acknowledge and agree that you are not responsible for any delays in shipment or any other actions or inactions of the courier; however, because the Commitment expires on ______________, 199_, we ask that you deliver the loan documents to the courier no later than _________________, 199_.

Please have the courier bill us by using our acct #____________. If you should have any questions, or should feel the need for additional documentation, please do not hesitate to call
____________________

                                    EMERGENT MORTGAGE CORP., a South
                                    Carolina corporation


                                    By:
                                      Name:
                                     Title:

                                                                       EXHIBIT 5
                                                           TO SECURITY AGREEMENT
                                                    (Investor/Custodian-Trustee)

                   FORM OF WHOLE LOAN SALE TRANSMITTAL LETTER
                        (LETTERHEAD OF COLLATERAL AGENT]

                 Date:________________

Dear [Investor/Custodian-Trustee]

         Re:      Emergent Mortgage Corp.:
                  Sale of Mortgage Loans

         Attached please find those Mortgage Loans listed separately on the attached schedule, which Mortgage Loans are owned by EMERGENT MORTGAGE CORP., a South Carolina corporation (the "Company") and are being delivered to you for purchase or for whole loan purchase and certification in connection with the formation of a mortgage pool supporting the issuance of a mortgage-backed security.

         The Mortgage Loans comprise a portion of the Collateral under (and as the term "Collateral" and capitalized terms not otherwise defined herein are defined in) that certain Mortgage Loan Warehousing Agreement dated as of ___________, 1996 by and among the Company, the Collateral Agent, the Administrative Agent and the lenders party thereto from time to time, as amended or modified from time to time. Each of the Mortgage Loans is subject to a security interest in favor of the undersigned on behalf of the "Lenders", as defined in that certain Security and Collateral Agency Agreement dated as of ____________, 1996 by and among the Company, the Administrative Agent and the Collateral Agent, as amended or modified from time to time, which security interest shall be automatically released upon your remittance of the full amount of the purchase price of such Mortgage Loan (as set forth on the schedule attached hereto) by wire transfer to the following account of the Company:

                    WIRE INSTRUCTIONS TO SETTLEMENT ACCOUNT:






         Pending your purchase of each Mortgage Loan and until payment therefor is received, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Lenders. In the event any Mortgage Loan is unacceptable for purchase or pool formation, return the rejected item directly to the Collateral Agent at the address set forth below. In no event shall any Mortgage Loan be returned, or sales proceeds remitted, to the Company. The Mortgage Loan must be so returned or sales proceeds remitted in full no later than forty-five (45) days from the date hereof. In no event shall any Mortgage Loans be returned or proceeds relating thereto be remitted to the Company. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

         NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE LENDERS ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED, AS COLLATERAL AGENT, REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                    Sincerely,

                                    FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Collateral Agent

                                    By:
                                    Title:
                                    Address:  One First Union Center
                                              301 South College Street
                                              Charlotte, North Carolina 28288
                                              Attn: _______________________
                                                    _______________________


ACKNOWLEDGEMENT OF RECEIPT

[Investor/Custodian-Trustee]

By:_____________________________
Name:___________________________
Title:__________________________

Date: ____________________________

                                                                       EXHIBIT 6
                                                                     TO SECURITY
                                                                       AGREEMENT



                          FORM OF DELIVERY CERTIFICATE

                      [To be supplied by Collateral Agent)

                                   EXHIBIT C-1
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                           DATED AS OF MARCH 6, 1996
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                             FORM OF PARENT GUARANTY

                                    GUARANTY


         THIS GUARANTY (this "Guaranty") is made and dated as of the ______ day of _____________, 1996 by EMERGENT GROUP, INC., a South Carolina corporation (the "Parent Guarantor").

                                    RECITALS

         A. Pursuant to that certain Mortgage Loan Warehousing Agreement dated as of ________________, 1996 among the Company, the lenders named therein (the "Lenders"), the Administrative Agent and the Collateral Agent, (as amended, extended and replaced from time to time, the "Warehousing Agreement," and with capitalized terms not otherwise defined herein used with the same meanings as in the Warehousing Agreement) the Lenders have agreed to extend credit to EMERGENT MORTGAGE CORP., a South Carolina corporation ("Company"), on the terms and subject to the conditions set forth therein.

         B. As a condition precedent to the effectiveness of the Credit Documents, the Parent Guarantor is required to execute and deliver to the Collateral Agent for the benefit of the Lenders this Guaranty.

         C. The Parent Guarantor is the owner of one hundred percent (100%) of the outstanding capital voting stock of Emergent Financial Corporation, a South Carolina corporation ("EFI"), which in turn is the owner of one hundred percent (100%) of the Company, and thus the Parent Guarantor will derive material benefit from the extension of credit by the Lenders to the Company pursuant to the Warehousing Agreement.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parent Guarantor hereby agrees as follows:

                                    AGREEMENT

         1. The Parent Guarantor hereby irrevocably and unconditionally guarantees, jointly and severally, the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether or not the Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable. This Guaranty is a guaranty of payment and not of collection.

         2. The Parent Guarantor irrevocably and unconditionally guarantees, jointly and severally, the payment of the Obligations whether or not due or payable by Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, the Company or the Parent Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of the Company or the Parent Guarantor, and unconditionally promises to pay such Obligations to the Collateral Agent for the benefit of the Lenders, or order, on demand, in lawful money of the United States.

         3. The liability of the Parent Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by the Parent Guarantor or by any other party, and the liability of the Parent Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by the Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of the Parent Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the Obligations, or (e) any dissolution of, termination of or increase, decrease or change in the personnel of the Parent Guarantor, or (f) any payment made to the Lenders, Administrative Agent or Collateral Agent on the Obligations which any of such Persons repay to the Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Parent Guarantor waives any right to the deferral or modification of the Parent Guarantor's obligations hereunder by reason of any such proceeding.

         4. The obligations of the Parent Guarantor hereunder are independent of the Obligations of Company, and a separate action or actions may be brought and prosecuted against the Parent Guarantor whether or not action is brought against the Company and whether or not the Company be joined in any such action or actions. Any payment by the Company or other circumstance which operates to toll any statute of limitations as to the Company shall operate to toll the statute of limitations as to the Parent Guarantor.

         5. The Parent Guarantor authorizes the Lenders, Administrative Agent and Collateral Agent (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lenders, Administrative Agent and Collateral Agent in their discretion may determine; and
(d) release or substitute any one or more endorsers, guarantors, Company or other obligors. The Lenders, Administrative Agent and Collateral Agent may without notice to or the further consent of the Company or the Parent Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

         6. It is not necessary for Lenders, Administrative Agent or Collateral Agent to inquire into the capacity or power of the Company or the officers acting or purporting to act on its behalf, and the Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         7. The Parent Guarantor waives any right to require the Lenders, Administrative Agent or Collateral Agent to (a) proceed against the Company or any other party; (b) proceed against or exhaust any security held from the Company; or (c) pursue any other remedy in the Lenders', Administrative Agent's or Collateral Agent's power whatsoever. To this end, and without limiting the generality of the foregoing, the Parent Guarantor expressly waives any rights the Parent Guarantor might otherwise have had under the provisions of North Carolina General Statutes ss.ss. 26-7 et seq.. The Lenders, Administrative Agent and Collateral Agent may, at their election, foreclose on any security held for the Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy the Lenders, Administrative Agent and Collateral Agent may have against the Company, or any security, without affecting or impairing in any way the liability of the Parent Guarantor hereunder except to the extent the Obligations have been paid. The Parent Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Parent Guarantor against Company or any security. The Parent Guarantor hereby waives any claim or other rights which the Parent Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the Obligations that arise from the existence or performance of the Parent Guarantor's obligations under this Guaranty or any other of the Credit Documents (as such claims and rights being referred to as the "Parent Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lenders, Administrative Agent or Collateral Agent have against the Company or any collateral which the Lenders, Administrative Agent and Collateral Agent now have or hereafter acquire for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to the Parent Guarantor on account of the Parent Guarantor's Conditional Rights and either (a) such amount is paid to the Parent Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to the Parent Guarantor any payment made by the Company to the Lenders, Administrative Agent or Collateral Agent is at any time determined to be a preferential payment, then such amount paid to the Parent Guarantor shall be deemed to be held in trust for the benefit of the Lenders, Administrative Agent or Collateral Agent and shall forthwith be paid to the Lenders, Administrative Agent or Collateral Agent to be credited and applied upon the Obligations, whether matured or unmatured, in such order and manner as the Lenders, Administrative Agent or Collateral Agent shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, the Parent Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or the Parent Guarantor to the Lenders, Administrative Agent or Collateral Agent may be determined to be a preferential payment, the Parent Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to the Lenders', Administrative Agent's or Collateral Agent's right to full payment and performance of the Obligations and the Parent Guarantor shall not seek to enforce the Parent Guarantor's Conditional Rights during such period. The Parent Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. The Parent Guarantor assumes all responsibility for being and keeping itself informed of Company's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which the Parent Guarantor assumes and incurs hereunder, and agrees that neither the Lenders, Administrative Agent nor Collateral Agent shall have any duty to advise the Parent Guarantor of information known to any of them regarding such circumstances or risks.

         8. In addition to the Obligations, the Parent Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses incurred by the Lenders, Administrative Agent and Collateral Agent in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of the Parent Guarantor hereunder are binding upon the Parent Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by the Lenders, Administrative Agent and Collateral Agent and their successors, transferees, and assigns.

         9. No right or power of the Lenders, Administrative Agent or Collateral Agent hereunder shall be deemed to have been waived by any act or conduct on the part of such Persons, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by the Lenders, Administrative Agent and Collateral Agent.

         10. The Parent Guarantor agrees to execute any and all further documents, instruments and agreements as Administrative Agent from time to time reasonably requests to evidence the Parent Guarantor's obligations hereunder.

         11. The Parent Guarantor hereby represents and warrants and agrees that:

                  (a) The Parent Guarantor: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the State of South Carolina and is in good standing as a foreign corporation in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to so be in good standing could have a material adverse effect on the property or business of the Parent Guarantor or on the Parent Guarantor's ability to pay or perform the Obligations or its obligations hereunder, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes to do so, (3) is in compliance with all Requirements of Law and Contractual Obligations to the extent that failure to so comply could have a material adverse effect on the Parent Guarantor or the Company or either of their property or business or on the ability of the Company to pay or perform the Obligations or the ability of the Parent Guarantor to pay or perform the Parent Guarantor's obligations hereunder, and (4) has reviewed and approved the Credit Documents.

                  (b) The Parent Guarantor has the corporate power and authority and the legal right to execute, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. The Credit Documents to which the Parent Guarantor is a party have been duly executed and delivered on behalf of the Parent Guarantor and constitute legal, valid and binding obligations of the Parent Guarantor enforceable against the Parent Guarantor in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

                  (c) The execution, delivery and performance by the Parent Guarantor of any Credit Documents to which the Parent Guarantor is a party will not violate any Requirement of Law or any Contractual Obligation of the Parent Guarantor to the extent that failure to comply could have a material adverse effect on the Parent Guarantor or its property or business or on the ability to pay or perform the Obligations or its obligations hereunder.

                  (d) Except as disclosed on Exhibit 1 hereto, no litigation, investigation or proceeding of or before any court, arbitrator or Governmental Authority is pending or, to the knowledge of the Parent Guarantor, threatened by or against the Parent Guarantor or any of its Subsidiaries or against any of such Person's properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of the Parent Guarantor or the Company, or the Parent Guarantor and its consolidated Subsidiaries taken as a whole, or on the Collateral, or the Collateral Value of the Borrowing Base.

                  (e) Each of the Parent Guarantor and the Company and each of the Parent Guarantor's consolidated Subsidiaries has filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against any of them or any of the property of any of them other than taxes which are being contested in good faith by appropriate proceedings and as to which the Parent Guarantor, the Company or such Subsidiary has established adequate reserves in conformity with GAAP.

                  (f) The Parent Guarantor is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (g) As of the date hereof, the Parent Guarantor owns one hundred percent (100%) of the issued and outstanding capital voting stock of the EFI. At all times hereafter, the Parent Guarantor will own at least eighty percent (80%) of the issued and outstanding capital voting stock of EFI. The Parent Guarantor will not pledge, assign, hypothecate, encumber or otherwise grant a security interest in any of the capital voting stock of EFI which it owns or in which it has a beneficial interest. All of the issued and outstanding shares of capital voting stock of EFI have been duly authorized and issued and are fully paid and non-assessable.

                  (h) Neither the Parent Guarantor nor the Company, nor any of the Subsidiaries of either the Parent Guarantor or the Company, is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made under the Warehousing Agreement will be used, directly or indirectly, for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the applicable provisions of the Regulations of the Board of Governors of the Federal Reserve System.

                  (i) The Parent Guarantor and each of its ERISA Affiliates, if any, are in compliance in all respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Company or any of its ERISA Affiliates which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

                  (j) The Parent Guarantor has not issued any unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other existing applicable law, and is in compliance, in all material respects, with all existing applicable rules, regulations and requirements under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended.

                  (k) No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of the Parent Guarantor in connection with the execution and delivery of the Credit Documents to which the Parent Guarantor is a party or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

                  (l) The Parent Guarantor shall not permit:   (1)  its
         Book Net Worth at any date to be less than the sum of (A) $9,000,000 plus (B) one hundred percent (100%) of the net proceeds received as a result of any sale of stock or other ownership interest in the Parent Guarantor; (2) its Tangible Net Worth any date to be less than the sum of (A) $5,500,000 plus (B) one hundred percent (100%) of the net proceeds received as a result of any sale of stock or other ownership interest in the Parent Guarantor; (3) its ratio at any date of Adjusted Total Liabilities to Book Net Worth, to be greater than 12.0:1.0; or (4) its Fixed Charge Ratio, as determined on the last day of each fiscal quarter, to be less than 1.15:1.0.

                  (m) The Parent Guarantor shall not, during any period comprising four (4) fiscal quarters of the Parent Guarantor, declare and pay any dividends, or return any capital, to its shareholders or authorize or make any other distribution, payment or delivery of property or cash to its shareholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any option or warrants issued by it for or with respect to its capital stock), or set aside any funds for any of the foregoing purposes, in an aggregate amount in excess of fifty percent (50%) of the net income of the Parent Guarantor for such four
         (4) fiscal quarters as determined in accordance with GAAP.

                  (n) The Parent Guarantor shall furnish or cause to be furnished to the Administrative Agent:

                           (1) Within ninety (90) days after the last day of
                  each fiscal year of the Parent Guarantor, the consolidated and consolidating statements of income and cash flows for the Parent Guarantor, for such year and consolidated and consolidating balance sheets for the Parent Guarantor as of the end of such year (with the foregoing consolidated statements to separately display the income, cash flow and balance sheet of the Company in a format reasonably acceptable to the Administrative Agent), presented fairly in all material respects in accordance with GAAP and accompanied by an unqualified report of a firm of independent certified public accountants of nationally recognized standing and including therewith a copy of any management letter from such certified public accountants;

                           (2) Within thirty (30) days after the last day of
                  each month, (i) unaudited consolidated and consolidating statements of income and cash flows for the Parent Guarantor for such month and unaudited consolidated and consolidating balance sheets for the Parent Guarantor as of the end of such month (with the foregoing consolidating statements to separately display the income, cash flow and balance sheet of the Company in a format reasonably acceptable to the Administrative Agent), and (ii) a Covenant Compliance Certificate of an Authorized Officer of the Parent Guarantor, whose position is executive vice president or higher, stating that such financial statements are presented fairly in all material respects and in accordance with GAAP, subject to year-end audit adjustments, and demonstrating in detail reasonably satisfactory to the Administrative Agent the compliance of the Parent Guarantor with the financial covenants set forth in Paragraphs 11(l) and 11(m) hereof as of and at the end of such month and further certifying that neither the Parent Guarantor, nor any Affiliate thereof is in default under the terms and conditions of any agreement evidencing, securing or guaranteeing any Indebtedness of such entity;

                           (3) Promptly, and in any event within five (5)
                  business days after sent or filed by the Parent Guarantor, copies of any and all forms, reports, supplements or other documents of any kind filed by the Parent Guarantor with the Securities and Exchange Commission; and

                           (4) Promptly, and in any event within five (5)
                  business days after received, copies of any and all correspondence between the Parent Guarantor and either the Securities Commission of the State of South Carolina or the Securities and Exchange Commission, and all notices to the Parent Guarantor from either the Securities Commission of the State of South Carolina or the Securities and Exchange Commission, relating to any actual, potential or alleged violation of any Requirement of Law.

                  (o) The Parent Guarantor shall comply with all Requirements of Law relating to securities, including without limitation all laws, statutes, regulations, orders or rules promulgated by the Securities and Exchange Commission or the Securities Commission of the State of South Carolina.

                  (p) The Parent Guarantor shall not pledge, hypothecate, encumber or otherwise grant a security interest in any of the capital stock of any Subsidiary of the Parent Guarantor, or sell, lease, assign, transfer or otherwise dispose of the assets of any such Subsidiary, without the prior consent of Majority Lenders.

                  (q) The Parent Guarantor shall not sell, transfer, convey or otherwise assign any of the capital stock of any Subsidiary of the Parent Guarantor if, as a result of such sale, transfer, conveyance or assignments, Parent Guarantor will no longer own, directly or indirectly 100% of the capital stock of the Company.

         12. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of North Carolina.

         13. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         Executed and sealed as of the day and year first above written.
                                          EMERGENT GROUP, INC., a South
                                          Carolina Corporation

         [CORPORATE SEAL]
                                          By:  _____________________________
Attest:                                   Name: ____________________________
                                          Title:____________________________
By:  _____________________
Name: ____________________
Title:____________________

                                    GUARANTY


         THIS GUARANTY (this "Guaranty") is made and dated as of the ______ day of ____________, 1996 by EMERGENT FINANCIAL CORPORATION, a South Carolina corporation (the "Parent Guarantor").

                                    RECITALS

         A. Pursuant to that certain Mortgage Loan Warehousing Agreement dated as of ____________, 1996 among the Company, the lenders named therein (the "Lenders"), the Administrative Agent and the Collateral Agent, (as amended, extended and replaced from time to time, the "Warehousing Agreement," and with capitalized terms not otherwise defined herein used with the same meanings as in the Warehousing Agreement) the Lenders have agreed to extend credit to EMERGENT MORTGAGE CORP., a South Carolina corporation (the "Company"), on the terms and subject to the conditions set forth therein.

         B. As a condition precedent to the effectiveness of the Credit Documents, the Parent Guarantor is required to execute and deliver to the Collateral Agent for the benefit of the Lenders this Guaranty.

         C. The Parent Guarantor is the owner of one hundred percent (100%) of the outstanding capital voting stock of the Company and thus will derive material benefit from the extension of credit by the Lenders to the Company pursuant to the Warehousing Agreement.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Corporate Guarantor hereby agrees as follows:

                                    AGREEMENT

         1. The Parent Guarantor hereby irrevocably and unconditionally guarantees, jointly and severally, the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether or not the Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable. This Guaranty is a guaranty of payment and not of collection.

         2. The Parent Guarantor irrevocably and unconditionally guarantees, jointly and severally, the payment of the Obligations whether or not due or payable by the Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, the Company or the Parent Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of the Company or the Parent Guarantor, and unconditionally promises to pay such Obligations to the Collateral Agent for the benefit of the Lenders, or order, on demand, in lawful money of the United States.

         3. The liability of the Parent Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by the Parent Guarantor or by any other party, and the liability of the Parent Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by the Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of the Parent Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the Obligations, or (e) any dissolution of, termination of or increase, decrease or change in the personnel of the Parent Guarantor, or (f) any payment made to the Lenders, Administrative Agent or Collateral Agent on the Obligations which any of such Persons repay to the Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Parent Guarantor waives any right to the deferral or modification of the Parent Guarantor's obligations hereunder by reason of any such proceeding.

         4. The obligations of the Parent Guarantor hereunder are independent of the Obligations of the Company, and a separate action or actions may be brought and prosecuted against the Parent Guarantor whether or not action is brought against the Company and whether or not the Company be joined in any such action or actions. Any payment by the Company or other circumstance which operates to toll any statute of limitations as to the Company shall operate to toll the statute of limitations as to the Parent Guarantor.

         5. The Parent Guarantor authorizes the Lenders, Administrative Agent and Collateral Agent (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lenders, Administrative Agent and Collateral Agent in their discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, the Company or other obligors. The Lenders, Administrative Agent and Collateral Agent may without notice to or the further consent of the Company or the Parent Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

         6. It is not necessary for the Lenders, Administrative Agent or Collateral Agent to inquire into the capacity or power of the Company or the officers acting or purporting to act on its behalf, and the Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         7. The Parent Guarantor waives any right to require the Lenders, Administrative Agent or Collateral Agent to (a) proceed against the Company or any other party; (b) proceed against or exhaust any security held from the Company; or (c) pursue any other remedy in the Lenders', Administrative Agent's or Collateral Agent's power whatsoever. To this end, and without limiting the generality of the foregoing, the Parent Guarantor expressly waives any rights the Parent Guarantor might otherwise have had under the provisions of North Carolina General Statutes ss.ss. 26-7 et seq.. The Lenders, Administrative Agent and Collateral Agent may, at their election, foreclose on any security held for the Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy the Lenders, Administrative Agent and Collateral Agent may have against the Company, or any security, without affecting or impairing in any way the liability of the Parent Guarantor hereunder except to the extent the Obligations have been paid. The Parent Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Parent Guarantor against the Company or any security. The Parent Guarantor hereby waives any claim or other rights which the Parent Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the Obligations that arise from the existence or performance of the Parent Guarantor's obligations under this Guaranty or any other of the Credit Documents (as such claims and rights being referred to as the "Parent Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lenders, Administrative Agent or Collateral Agent have against the Company or any collateral which the Lenders, Administrative Agent and Collateral Agent now have or hereafter acquire for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to the Parent Guarantor on account of the Parent Guarantor's Conditional Rights and either (a) such amount is paid to the Parent Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to the Parent Guarantor any payment made by the Company to the Lenders, Administrative Agent or Collateral Agent is at any time determined to be a preferential payment, then such amount paid to the Parent Guarantor shall be deemed to be held in trust for the benefit of the Lenders, Administrative Agent or Collateral Agent and shall forthwith be paid to the Lenders, Administrative Agent or Collateral Agent to be credited and applied upon the Obligations, whether matured or unmatured, in such order and manner as the Lenders, Administrative Agent or Collateral Agent shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, the Parent Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or the Parent Guarantor to the Lenders, Administrative Agent or Collateral Agent may be determined to be a preferential payment, the Parent Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to the Lenders', Administrative Agent's or Collateral Agent's right to full payment and performance of the Obligations and the Parent Guarantor shall not seek to enforce the Parent Guarantor's Conditional Rights during such period. The Parent Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. The Parent Guarantor assumes all responsibility for being and keeping itself informed of the Company's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which the Parent Guarantor assumes and incurs hereunder, and agrees that neither the Lenders, Administrative Agent nor Collateral Agent shall have any duty to advise the Parent Guarantor of information known to any of them regarding such circumstances or risks.

         8. In addition to the Obligations, the Parent Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses incurred by the Lenders, Administrative Agent and Collateral Agent in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of the Parent Guarantor hereunder are binding upon the Parent Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by the Lenders, Administrative Agent and Collateral Agent and their successors, transferees, and assigns.

         9. No right or power of the Lenders, Administrative Agent or Collateral Agent hereunder shall be deemed to have been waived by any act or conduct on the part of such Persons, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by the Lenders, Administrative Agent and Collateral Agent.

         10. The Parent Guarantor agrees to execute any and all further documents, instruments and agreements as Administrative Agent from time to time reasonably requests to evidence the Parent Guarantor's obligations hereunder.

         11. The Parent Guarantor hereby represents and warrants and agrees that:

                  (a) The Parent Guarantor: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the State of South Carolina and is in good standing as a foreign corporation in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to so be in good standing could have a material adverse effect on the property or business of the Parent Guarantor or on the Parent Guarantor's ability to pay or perform the Obligations or its obligations hereunder, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes to do so, (3) is in compliance with all Requirements of Law and Contractual Obligations to the extent that failure to so comply could have a material adverse effect on the Parent Guarantor or the Company or either of their property or business or on the ability of the Company to pay or perform the Obligations or the ability of the Parent Guarantor to pay or perform the Parent Guarantor's obligations hereunder, and (4) has reviewed and approved the Credit Documents.

                  (b) The Parent Guarantor has the corporate power and authority and the legal right to execute, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. The Credit Documents to which the Parent Guarantor is a party have been duly executed and delivered on behalf of the Parent Guarantor and constitute legal, valid and binding obligations of the Parent Guarantor enforceable against the Parent Guarantor in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

                  (c) The execution, delivery and performance by the Parent Guarantor of the Credit Documents to which the Parent Guarantor is a party will not violate any Requirement of Law or any Contractual Obligation of the Parent Guarantor to the extent that failure to comply could have a material adverse effect on the Parent Guarantor or its property or business or on the ability to pay or perform the Obligations or its obligations hereunder.

                  (d) Except as disclosed on Exhibit 1 hereto, no litigation, investigation or proceeding of or before any court, arbitrator or Governmental Authority is pending or, to the knowledge of the Parent Guarantor, threatened by or against the Parent Guarantor or any of its Subsidiaries or against any of such Person's properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of the Parent Guarantor or the Company, or the Parent Guarantor and its consolidated Subsidiaries taken as a whole, or on the Collateral, or the Collateral Value of the Borrowing Base.

                  (e) Each of the Parent Guarantor and the Company and each of the Parent Guarantor's consolidated Subsidiaries has filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against any of them or any of the property of any of them other than taxes which are being contested in good faith by appropriate proceedings and as to which the Parent Guarantor, the Company or such Subsidiary has established adequate reserves in conformity with GAAP.

                  (f) The Parent Guarantor is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment the Company Act of 1940, as amended.

                  (g) The Parent Guarantor owns, and at all times hereafter will own, one hundred percent (100%) of the issued and outstanding capital voting stock of the Company. The Parent Guarantor will not pledge, assign, hypothecate, encumber or otherwise grant a security interest in any of the capital voting stock of the Company. All of the issued and outstanding shares of capital voting stock of the Company have been duly authorized and issued and are fully paid and non-assessable.

                  (h) Neither the Parent Guarantor nor the Company, nor any of the Subsidiaries of either the Parent Guarantor or the Company, is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made under the Warehousing Agreement will be used, directly or indirectly, for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the applicable provisions of the Regulations of the Board of Governors of the Federal Reserve System.

                  (i) The Parent Guarantor and each of its ERISA Affiliates, if any, are in compliance in all respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Company or any of its ERISA Affiliates which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

                  (j) The Parent Guarantor has not issued any unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other existing applicable law, and is in compliance, in all material respects, with all existing applicable rules, regulations and requirements under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended.

                  (k) No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of the Parent Guarantor in connection with the execution and delivery of the Credit Documents to which the Parent Guarantor is a party or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

         12. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of North Carolina.

         13. If any of the provisions of this Guaranty shall contra-vene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         Executed and sealed as of the day and year first above written.
                                        EMERGENT FINANCIAL CORPORATION,
                                        a South Carolina corporation

         [CORPORATE SEAL]
                                        By:  _____________________________
Attest:                                 Name: ____________________________
                                        Title:____________________________
By:  _____________________
Name: ____________________
Title:____________________

                                   EXHIBIT C-2
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                           DATED AS OF MARCH 6, 1996
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                           FORM OF AFFILIATE GUARANTY

                                    GUARANTY


         THIS GUARANTY (this "Guaranty") is made and dated as of the ______ day of ____________, 1996 by CAROLINA INVESTORS, INC., a South Carolina corporation (the "Affiliate Guarantor").

                                    RECITALS

         A. Pursuant to that certain Mortgage Loan Warehousing Agreement dated as of ____________, 1996 among the Company, the lenders named therein (the "Lenders"), the Administrative Agent and the Collateral Agent, (as amended, extended and replaced from time to time, the "Warehousing Agreement," and with capitalized terms not otherwise defined herein used with the same meanings as in the Warehousing Agreement) the Lenders agreed to extend credit to EMERGENT MORTGAGE CORP., a South Carolina corporation ("Company"), on the terms and subject to the conditions set forth therein.

         B. As a condition precedent to the effectiveness of the Credit Documents, the Affiliate Guarantor is required to execute and deliver to the Collateral Agent for the benefit of the Lenders this Guaranty.

         C. Both one hundred (100%) percent of the outstanding capital voting stock of the Company and one hundred (100%) percent of the outstanding capital voting stock of the Affiliate Guarantor are owned by Emergent Financial Corporation, and Affiliate Guarantor is providing management resources to, and receiving management fees from, the Company, and thus the Affiliate Guarantor will derive material benefit from the extension of credit by the Lenders to the Company pursuant to the Warehousing Agreement.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Affiliate Guarantor hereby agrees as follows:

                                    AGREEMENT

         1. The Affiliate Guarantor hereby irrevocably and unconditionally guarantees, jointly and severally, the payment when due, upon maturity, acceleration or otherwise, of the Obligations whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether or not the Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable. This Guaranty is a guaranty of payment and not of collection.

         2. The Affiliate Guarantor irrevocably and unconditionally guarantees, jointly and severally, the payment of the Obligations whether or not due or payable by the Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, the Company or the Affiliate Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of the Company or the Affiliate Guarantor, and unconditionally promises to pay such Obligations to Collateral Agent for the benefit of the Lenders, or order, on demand, in lawful money of the United States.

         3. The liability of the Affiliate Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by the Affiliate Guarantor or by any other party, and the liability of the Affiliate Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by the Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of the Affiliate Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the Obligations, or (e) any dissolution of, termination of or increase, decrease or change in the personnel of, the Affiliate Guarantor, or (f) any payment made to the Lenders, Administrative Agent or Collateral Agent on the Obligations which any of such Persons repay to the Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Affiliate Guarantor waives any right to the deferral or modification of the Affiliate Guarantor's obligations hereunder by reason of any such proceeding.

         4. The obligations of the Affiliate Guarantor hereunder are independent of the Obligations of the Company, and a separate action or actions may be brought and prosecuted against the Affiliate Guarantor whether or not action is brought against the Company and whether or not the Company be joined in any such action or actions. Any payment by the Company or other circumstance which operates to toll any statute of limitations as to the Company shall operate to toll the statute of limitations as to the Affiliate Guarantor.

         5. The Affiliate Guarantor authorizes the Lenders, Administrative Agent and Collateral Agent (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as the Lenders, Administrative Agent and Collateral Agent in their discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, the Company or other obligors. The Lenders, Administrative Agent and Collateral Agent may without notice to or the further consent of the Company or the Affiliate Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

         6. It is not necessary for the Lenders, Administrative Agent or Collateral Agent to inquire into the capacity or power of the Company or the officers acting or purporting to act on its behalf, and the Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         7. The Affiliate Guarantor waives any right to require the Lenders, Administrative Agent or Collateral Agent to (a) proceed against the Company or any other party; (b) proceed against or exhaust any security held from the Company; or (c) pursue any other remedy in the Lenders', Administrative Agent's or Collateral Agent's power whatsoever. To this end, and without limiting the generality of the foregoing, the Affiliate Guarantor expressly waives any rights the Affiliate Guarantor might otherwise have had under the provisions of North Carolina General Statutes ss.ss. 26-7 et seq.. The Lenders, Administrative Agent and Collateral Agent may, at their election, foreclose on any security held for the Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy the Lenders, Administrative Agent and Collateral Agent may have against the Company, or any security, without affecting or impairing in any way the liability of the Affiliate Guarantor hereunder except to the extent the Obligations have been paid. The Affiliate Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Affiliate Guarantor against the Company or any security. The Affiliate Guarantor hereby waives any claim or other rights which the Affiliate Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the Obligations that arise from the existence or performance of the Affiliate Guarantor's obligations under this Guaranty or any other of the Credit Documents (as such claims and rights being referred to as the "the Affiliate Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lenders, Administrative Agent or Collateral Agent have against the Company or any collateral which the Lenders, Administrative Agent and Collateral Agent now have or hereafter acquire for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to the Affiliate Guarantor on account of the Affiliate Guarantor's Conditional Rights and either (a) such amount is paid to the Affiliate Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to the Affiliate Guarantor any payment made by the Company to the Lenders, Administrative Agent or Collateral Agent is at any time determined to be a preferential payment, then such amount paid to the Affiliate Guarantor shall be deemed to be held in trust for the benefit of the Lenders, Administrative Agent or Collateral Agent and shall forthwith be paid to the Lenders, Administrative Agent or Collateral Agent to be credited and applied upon the Obligations, whether matured or unmatured, in such order and manner as the Lenders, Administrative Agent or Collateral Agent shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, the Affiliate Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or the Affiliate Guarantor to the Lenders, Administrative Agent or Collateral Agent may be determined to be a preferential payment, the Affiliate Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to the Lenders', Administrative Agent's or Collateral Agent's right to full payment and performance of the Obligations and the Affiliate Guarantor shall not seek to enforce the Affiliate Guarantor's Conditional Rights during such period. The Affiliate Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. The Affiliate Guarantor assumes all responsibility for being and keeping itself informed of the Company's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which the Affiliate Guarantor assumes and incurs hereunder, and agrees that neither the Lenders, Administrative Agent nor Collateral Agent shall have any duty to advise the Affiliate Guarantor of information known to any of them regarding such circumstances or risks.

         8. In addition to the Obligations, the Affiliate Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses incurred by the Lenders, Administrative Agent and

Collateral Agent in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of the Affiliate Guarantor hereunder are binding upon the Affiliate Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by the Lenders, Administrative Agent and Collateral Agent and their successors, transferees, and assigns.

         9. No right or power of the Lenders, Administrative Agent or Collateral Agent hereunder shall be deemed to have been waived by any act or conduct on the part of such Persons, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by the Lenders, Administrative Agent and Collateral Agent.

         10. The Affiliate Guarantor agrees to execute any and all further documents, instruments and agreements as Administrative Agent from time to time reasonably requests to evidence the Affiliate Guarantor's obligations hereunder.

         11. The Affiliate Guarantor hereby represents and warrants and agrees that:

                  (a) The Affiliate Guarantor: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the State of South Carolina and is in good standing as a foreign corporation in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to so be in good standing could have a material adverse effect on the property or business of the Affiliate Guarantor or on the Affiliate Guarantor's ability to pay or perform the Obligations or its obligations hereunder, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes to do so, (3) is in compliance with all Requirements of Law and Contractual Obligations to the extent that failure to so comply could have a material adverse effect on the Affiliate Guarantor or the Company or either of their property or business or on the ability of the Company to pay or perform either of the Obligations or the ability of the Affiliate Guarantor to pay or perform the Affiliate Guarantor's obligations hereunder, and (4) has reviewed and approved the Credit Documents.

                  (b) The Affiliate Guarantor has the corporate power and authority and the legal right to execute, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty.

         The Credit Documents to which the Affiliate Guarantor is a party have been duly executed and delivered on behalf of the Affiliate Guarantor and constitute legal, valid and binding obligations of the Affiliate Guarantor enforceable against the Affiliate Guarantor in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

                  (c) The execution, delivery and performance by the Affiliate Guarantor of any Credit Documents to which the Affiliate Guarantor is a party will not violate any Requirement of Law or any Contractual Obligation of the Affiliate Guarantor to the extent that failure to comply could have a material adverse effect on the Affiliate Guarantor or its property or business or on the ability to pay or perform the Obligations or its obligations hereunder.

                  (d) Except as disclosed on Exhibit 1 hereto, no litigation, investigation or proceeding of or before any court, arbitrator or Governmental Authority is pending or, to the knowledge of the Affiliate Guarantor, threatened by or against the Affiliate Guarantor or any of its consolidated Subsidiaries or against any of such Person's properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of the Affiliate Guarantor or the Company, or the Affiliate Guarantor and its consolidated Subsidiaries taken as a whole, or on the Collateral, or the Collateral Value of the Borrowing Base.

                  (e) Each of the Affiliate Guarantor and the Company and each of the Affiliate Guarantor's consolidated Subsidiaries has filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against any of them or any of the property of any of them other than taxes which are being contested in good faith by appropriate proceedings and as to which the Affiliate Guarantor, the Company or such Subsidiary has established adequate reserves in conformity with GAAP.

                  (f) The Affiliate Guarantor is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment the Company Act of 1940, as amended.

                  (g) Neither the Affiliate Guarantor nor the Company, nor any of the Subsidiaries of either the Affiliate Guarantor or the Company, is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made under the Warehousing Agreement will be used, directly or indirectly, for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the applicable provisions of the Regulations of the Board of Governors of the Federal Reserve System.

                  (h) The Affiliate Guarantor and each of its ERISA Affiliates, if any, are in compliance in all respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Company or any of its ERISA Affiliates which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

                  (i) The Affiliate Guarantor has not issued any unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other existing applicable law, and is in compliance, in all material respects, with all existing applicable rules, regulations and requirements under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended.

                  (j) No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of the Affiliate Guarantor in connection with the execution and delivery of the Credit Documents to which the Affiliate Guarantor is a party or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

                  (k) The Affiliate Guarantor shall not permit the acquisition, purchase, redemption, retirement, transfer or issuance of any shares of its capital stock now or hereafter outstanding which would result in Emergent Financial Corporation or Emergent Group, Inc., owning less than one hundred percent (100%) of the Affiliate Guarantor's outstanding capital stock.

                  (l) The Affiliate Guarantor shall not permit: (1) its Book Net Worth as of the last day of any month to be less than the sum of (A) $9,000,000 plus (B) one hundred percent (100%) of all capital contributions made to the

         Affiliate Guarantor made after this date hereof; (2) its Book Net Worth, to be less than six percent (6.0%) of its total assets as determined in accordance with GAAP; (3) its Cash and Cash Equivalents at any date to be less than $500,000; (4) the amount of its receivables from any Affiliate of the Affiliate Guarantor (other than the Company) at any date to exceed $30,000,000; or (5) the principal amount of the CII Investor Obligations to decline by more than twenty percent (20%) during any two (2) consecutive calendar month period.

                  (m) The Affiliate Guarantor shall furnish or cause to be furnished to the Administrative Agent;

                                    (1) Within ninety (90) days after the last
                  day of its fiscal year, statements of income and cash flows for the Affiliate Guarantor for such year and a balance sheet for the Affiliate Guarantor as of the end of such year, each in a format reasonably acceptable to the Administrative Agent, presented fairly in all material respects in accordance with GAAP and accompanied by an unqualified report of a firm of independent certified public accountants of nationally recognized standing and including therewith a copy of any management letter from such certified public accountants;

                                    (2) Promptly, and in any event within five
                  (5) business days after sent or filed by the Affiliate Guarantor, copies of any and all forms, reports, supplements or other documents of any kind filed by the Affiliate Guarantor with the Securities Commission of the State of South Carolina; and

                                    (3) Promptly, and in any event within five
                  (5) business days after received, copies of any and all correspondence between the Affiliate Guarantor and either the Securities Commission of the State of South Carolina or the Securities and Exchange Commission, and all notices to the Affiliate Guarantor from either the Securities Commission of the State of South Carolina or the Securities and Exchange Commission, relating to any actual, potential or alleged violation of any Requirement of Law.

                  (n) The Affiliate Guarantor shall comply with all Requirements of Law relating to securities, including without limitation all laws, statutes, regulations, orders or rules promulgated by the Securities and Exchange Commission or the Securities Commission of the State of South Carolina.

         12. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of North Carolina.

         13. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         Executed and sealed as of the day and year first above written.
                                         CAROLINA INVESTORS, INC.
                                         a South Carolina corporation

         [CORPORATE SEAL]
                                         By:  _____________________________
Attest:                                  Name: ____________________________
                                         Title:____________________________
By:  _____________________
Name: ____________________
Title:____________________

                                    EXHIBIT D
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                           DATED AS OF MARCH 6, 1996
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                        FORM OF LEGAL OPINION OF COUNSEL
                           FOR COMPANY AND GUARANTORS

                                    EXHIBIT E
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF MARCH 6, 1996
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                               LITIGATION SCHEDULE


                                      None.

                                    EXHIBIT F
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                           DATED AS OF MARCH 6, 1996
                   BY AND BETWEEN EMERGENT MORTGAGE CORP. AND
                   FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                    SCHEDULE OF ADDITIONAL REQUIRED DOCUMENTS


         1. Original disclosure statements complying with Regulation Z ("Truth in Lending") of the Board of Governors of the Federal
Reserve System and all agreements relating thereto;

         2. Original Equal Credit Opportunity Act notice and additional disclosure statements or agreements relating thereto;

         3. Survey of the Property covered by the Mortgage Loan, including a determination of whether or not such Property falls into a flood zone as identified by a HUD identified flood map;

         4. Written statement signed by the attorney, title company or closing agent responsible for supervising the closing of the Mortgage Loan that such person or entity closed the Mortgage Loan in accordance with any closing instructions received by such person or entity;

         5. A casualty insurance policy on the property subject to the Mortgage Loan covering fire, hazard and extended coverage, and if applicable, flood and earthquake insurance, all in amounts not less than the principal amount of the promissory note relating to the Mortgage Loan (or the maximum amount issuable for flood insurance) which insurance has been endorsed to provide for payment thereof to the Company, as mortgagee, together with written notice to the mortgagor of the fact, if true, that mortgagor's property lies within a flood zone; and

         6. Original executed application by the Obligor on such Mortgage Loan for such Mortgage Loan;

         7. Original or copy of credit bureau report on the Obligor on such Mortgage Loan;

         8. Original HUD-1 settlement statement duly executed by the Obligor on such Mortgage Loan; and

         9. Original or copy of complete appraisal obtained with respect to the applicable Property obtained in connection with the Mortgage Loan.

         10. Original or copy of mortgagee's title insurance policy insuring the lien of the Mortgage Loan against the applicable
Property.

         11. Such other documents as the Administrative Agent may reasonably request from time to time, including but not limited to verification of employment of the Obligor on such Mortgage Loan, verification of deposit by such Obligor (if applicable), and any inspection reports performed with respect to such Obligor or the Property covered by such Mortgage Loan.

                                    EXHIBIT G
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                           DATED AS OF MARCH 6, 1996
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                         FORM OF BORROWING BASE SCHEDULE


         This Borrowing Base Schedule is furnished pursuant to the Mortgage Loan Warehousing Agreement dated as of March 6, 1996, as amended from time to time, among the Company, Administrative Agent and the Lenders party thereto (the "Agreement"). Unless otherwise defined herein, the terms used in this Borrowing Base Schedule have the meanings ascribed thereto in the Agreement.

A.       Aggregate Unit Collateral Values of
         Eligible Mortgage Loans in
         Borrowing Base as of previous
         Borrowing Base Schedule delivered
         by the Company                                                                              $_____________

B.       Aggregate Unit Collateral Values of
         Eligible Mortgage Loans submitted
         for inclusion in Borrowing Base
         since previous Borrowing Base
         Schedule delivered by the Company                                                            $____________

C.       Sum of (A plus B)                                                                            $____________

D.       Aggregate Unit Collateral Values of
         Eligible Mortgage Loans previously
         released by the Collateral Agent for which
         the full purchase price has been
         received by the Administrative Agent since
         previous Borrowing Base Schedule
         delivered by the Company                                                                     $____________

E.       Amount by which Aggregate Unit Collateral
         Values of Eligible Mortgage Loans
         withdrawn from the possession of the
         Collateral Agent under a trust receipt
         and not returned to the Collateral
         Agent exceeds $3,000,000                                                                     $____________

F.       Aggregate Unit Collateral Values of Eligible
         Mortgage Loans withdrawn from the
         possession of the Collateral Agent under a trust
         receipt more than 10 days prior to the date
         of this schedule and not returned to
         the Collateral Agent                                                                         $____________


                                       67





G.       Aggregate Unit Collateral Values of
         Eligible Mortgage Loans withdrawn from
         the possession of the Collateral Agent and
         shipped to an investor for purchase more
         than 21 days prior to the date of this
         schedule and not returned to the Collateral
         Agent or for which the full purchase
         price has not been received by the
         Administrative Agent                                                                          $___________

H.       Aggregate Unit Collateral Value of Eligible
         Mortgage Loans with an outstanding principal
         balance in excess of $350,000                                                                 $___________

I.       Amount by which the Aggregate Unit Collateral
         Value of all Eligible Mortgage Loans with an
         outstanding principal balance in excess of
         $200,000, but less than or equal to $350,000
         exceeds 10% of the Aggregate Facility
         Commitment                                                                                    $___________

J.       Aggregate Unit Collateral Value of all
         Eligible Mortgage Loans where payments
         are more than 30 days delinquent                                                              $___________

K.       Aggregate Unit Collateral Value of all
         Eligible Mortgage Loans which have been
         included in the Borrowing Base for more
         than 120 days                                                                                 $___________

L.       Aggregate Unit Collateral Value of all
         Eligible Mortgage Loans for which the
         Required Documents have not been received
         within 7 Business Days of inclusion in
         the Borrowing Base                                                                            $___________

M.       Amount by which the Aggregate Unit
         Collateral Value of all Eligible Mortgage
         Loans which have been included in the
         Borrowing Base for less than 7 Business
         Days and for which the Required Documents
         have not been received exceeds 35% of the
         Aggregate Facility Commitment during the
         first 7 and last 5 days of a month and 15%
         of the Aggregate Facility Commitment at
         any time                                                                                      $___________

N.       Amount by which the Aggregate Unit Collateral
         Value of all Eligible Mortgage Loans
         secured by second priority liens exceed
         25% of the Aggregate Facility Commitment                                                      $___________



                                       68




O.       Sum of (D plus E plus F plus G plus H plus I
         plus J plus K plus L plus M plus N)                                                           $___________

P.       Adjusted Collateral Value of the
         Borrowing Base (C minus O)                                                                    $___________

Q.       Aggregate principal amount of Loans
         outstanding                                                                                   $___________

R.       Borrowing Base availability (P minus Q;
         must equal or exceed zero)                                                                    $___________


         The undersigned hereby certifies that, as of the date hereof:

(1)      I am the duly elected _______________ of the Company;

(2) The above schedule accurately states the Collateral Value of the Borrowing Base and the aggregate principal amount of Loans outstanding;

(3) All Mortgage Loans included in the Borrowing Base as Eligible Mortgage Loans comply in all respects with the requirements of the definition of "Eligible Mortgage Loan"; and

(4) I have no knowledge of the existence of any condition or event which constitutes an Event of Default under the Agreement.

Certified on behalf of the undersigned this _____ day of _________, 19___.

                             EMERGENT MORTGAGE CORP.


                             By:_______________________________________
                             Name:_____________________________________
                             Title:____________________________________

                                    EXHIBIT H
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF MARCH 6, 1996
                   BY AND BETWEEN EMERGENT MORTGAGE CORP., AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                     FORM OF COVENANT COMPLIANCE CERTIFICATE

TO:      First Union National Bank of North Carolina as Administrative
         Agent

         This is the Covenant Compliance Certificate referred to in Section 6(a)(2) of the Mortgage Loan Warehousing Agreement dated as of ______, 1996, by and among the Company, the Administrative Agent and the Lenders (the "Agreement," with capitalized terms not otherwise defined herein having the same meanings assigned such terms in the Agreement). Attached hereto are the financial statements of the undersigned as of ______________ __, 19__ prepared by the Company. This Covenant Compliance Certificate and the attached financial statements are furnished for the purpose of procuring credit, and shall be substituted therefor.

         I hereby certify that (i) I have carefully read the attached financial statements, (ii) the attached financial statements are complete, true and correct statements to the best of my knowledge and belief, (iii) the attached financial statements were prepared in conformity with GAAP applied on a basis consistent with that of the preceding year, subject to year-end audit adjustments, and (iv) the attached financial statements fairly present the financial position of the Company and the results of its operations as of _________________, 19___ and for the period then ended.

         I also hereby certify that, as of the date hereof, (i) each and every covenant of the Company contained in the Agreement has been performed and observed (except for covenants made in connection with Mortgage Loans, it being the intention of the parties to the Agreement that the violation or breach of any such covenant in respect of any Mortgage Loan regarding the qualification of such Mortgage Loan as an "Eligible Mortgage Loan" under the Agreement shall not constitute an Event of Default, provided that such Mortgage Loan is excluded from the calculation of the Borrowing Base) and (ii) no Event of Default or Potential Default has occurred under the Agreement.

         Attached are calculations of the financial ratio and net worth set forth in Paragraphs 7(j) and 7(k) of the Agreement as of the date hereof, which calculations are hereby certified to be complete, true and correct calculations of the financial ratio contained in such section.

         Certified on behalf of the undersigned this ____ day of ______________, 19__.

                             EMERGENT MORTGAGE CORP.


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                    EXHIBIT I
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                           DATED AS OF MARCH 6, 1996
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO



                                      NONE

                                    EXHIBIT J
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF MARCH 6, 1996
                   BY AND BETWEEN EMERGENT MORTGAGE CORP., AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                         SCHEDULE OF REQUIRED DOCUMENTS


         1. An original fully completed Delivery Certificate (as defined in the Security Agreement);

         2. The original executed promissory note relating to the Mortgage Loan (properly endorsed or assigned to the Company if purchased by the Company), which promissory note shall be duly endorsed in blank and assigned in blank without recourse by the Company;

         3. The original executed mortgage or deed of trust relating to the Mortgage Loan duly recorded in the appropriate jurisdiction; provided, however, that a certified copy of the executed mortgage or deed of trust relating to the Mortgage Loan may be delivered to the Collateral Agent in lieu of the original recorded deed of trust or mortgage until such time as the original recorded mortgage or deed of trust is received from the recording jurisdiction and submitted to the Collateral Agent; and

         4. An original executed and recordable but unrecorded assignment of the mortgage or deed of trust relating to the Mortgage Loan (unless the Collateral Agent determines that under applicable State law the assignment should be recorded in order to adequately protect its interest, in which case the assignment shall be recorded by the Company and a certified true copy thereof shall be provided to the Collateral Agent), together with the original or a duly certified copy of a proper assignment or assignments of the mortgage or deed of trust from the original holder through any subsequent transferees to the Company, duly recorded if local requirements in the jurisdiction in which the Property is located required the recordation of such assignment or assignments.

                                    EXHIBIT K
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF MARCH 6, 1996
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                            MONTHLY OPERATING REPORT

         In the form delivered to the Administrative Agent dated as of September 30, 1995, which form is on file with the Administrative Agent.

                                    EXHIBIT L
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                           DATED AS OF MARCH 6, 1996
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                                  LOAN REQUEST


                             Emergent Mortgage Corp.
                                208 Garvin Street
                          Pickens, South Carolina 29671



First Union National Bank
  of North Carolina
301 S. College Street, TW-08
Charlotte, NC  28288

Attn:    R. Steven Hall
         Vice President

Re:      Loan Request

Pursuant to the terms of that certain Mortgage Loan Warehousing Agreement dated as of March 6, 1996 (the "Agreement"), among Emergent Mortgage Corp. (the "Company"), First Union National Bank of North Carolina, as Administrative Agent, and the Lenders party thereto, please fund a Loan in the amount specified in the attached "Annex A", on the date specified in Annex A.

The Loan will bear interest at [check one]

        [ ] Applicable Eurodollar Rate, or

        [ ] Alternate Base Rate

If Applicable Eurodollar Rate is checked, the Interest Period will be [check one] [ ]one month, [ ] two months, [ ]three months.

Unless otherwise specifically defined herein, each capitalized term used herein shall have the meaning ascribed to such term in the Agreement.

                                              EMERGENT MORTGAGE CORP.


                                              By:
                                              Name:
                                              Title:

                                    EXHIBIT M
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                           DATED AS OF MARCH 6, 1996
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                            CII MANAGEMENT AGREEMENT

                                    EXHIBIT N
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                           DATED AS OF MARCH 6, 1996
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
              AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

                             UNDERWRITING STANDARDS

                         SUBORDINATION OF DEBT AGREEMENT

                    ____________, 1996

To:      First Union National Bank of North Carolina, as Administrative Agent

         The undersigned, CAROLINA INVESTORS, INC. (hereinafter referred to as the "Creditor"), creditor of EMERGENT MORTGAGE CORP. (hereinafter referred to as the "Company"), desires that FIRST UNION NATIONAL BANK OF NORTH CAROLINA, in its capacity as administrative agent (the "Administrative Agent"), and the lenders (the "Lenders") from time to time participating in that certain Mortgage Loan Warehousing Agreement of even date herewith by and among the Company, the Lenders, the Administrative Agent and the Collateral Agent (as amended, modified, renewed, replaced, restated or extended from time to time, the "Credit Agreement," all capitalized terms used and not defined herein having the same meanings as set forth in the Credit Agreement) extend such financial accommodations to the Company as the Company may require and as the Administrative Agent and the Lenders may deem proper. For the purpose of inducing the Administrative Agent and the Lenders to grant, continue or renew such financial accommodations, and in consideration thereof, the Creditor agrees as follows:

         1. That all claims of the Creditor against the Company now or hereafter existing for funds lent by the Creditor to the Company (any and all such claims, and the underlying indebtedness of the Company to the Creditor, whether evidenced by or relating to a promissory note or otherwise, being collectively referred to herein as the "Creditor Debt"), and all sums owed to Creditor by Company pursuant to that certain Management Agreement between Creditor and Company of even date herewith (the "Management Agreement") (such sums being referred to herein as the "Management Fees" and together with the "Creditor Debt", the "Company Obligations") are and shall be at all times subject and subordinate to any and all claims now or hereafter existing which the Administrative Agent, the Collateral Agent or the Lenders may have against the Company (and all extensions, renewals, modifications, replacements and substitutions of or for the same), including any and all claims which the Administrative Agent, the Collateral Agent or the Lenders may have against the Company under, arising from or relating to the Credit Agreement for so long as any such claim or claims of the Administrative Agent, the Collateral Agent or the Lenders shall exist.

         2. That the Creditor shall not (a) except to the extent expressly permitted in Section 3 hereof, receive payment of or collect, in whole or in part, or sue upon, any Company Obligation; (b) take any lien or security interest in any property of the Company as security for any Company Obligation; (c) sell, assign, transfer, pledge, hypothecate or encumber any right of the Creditor in Company Obligation or any instrument evidencing Company Obligation except subject expressly to the terms of this Agreement; (d) enforce any lien the Creditor may now or in the future have on any Company Obligation; or (e) join in any petition in bankruptcy, assignment for the benefit of creditors or creditors' agreement, so long as any claim of the Administrative
                  Agent, the Collateral Agent or the Lenders against the Company, or any commitment of the Lenders to extend credit to the Company, is in existence.

         3. So long as no "Event of Default" (as defined in the Credit Agreement) shall have occurred in payment or performance of any obligation of the Company to the Administrative Agent, the Collateral Agent or the Lenders, payments of interest and principal on Creditor Debt and payment of Management Fees may be made. If an Event of Default occurs under the Credit Agreement, no interest and no principal payments on Creditor Debt nor any payment of Management Fees shall be made without the prior written consent of the Majority Lenders. The subordination of the Company Obligation hereunder shall remain in effect so long as there shall be outstanding any obligation of the Company to the Administrative Agent, the Collateral Agent or the Lenders (for this purpose, the Company shall be deemed obligated to the Lenders so long as the Lenders shall have outstanding any commitment to make any loan to the Company, whether or not any such loan shall have been made or advanced).

         4. In the event that the Creditor receives a payment from the Company in violation of the terms of this Agreement, the Creditor (a) shall hold such money in trust for the benefit of the Administrative Agent, the Collateral Agent and the Lenders, (b) shall segregate such payment from (and shall not commingle such payment with any of) the other funds of the Creditor, and (c) shall forthwith remit such payment to the Administrative Agent, in the exact form received (but with any necessary endorsement).

         5. In case of any assignment by the Company for the benefit of creditors, or in case of any bankruptcy proceedings instituted by or against the Company, or in case of the appointment of any receiver for the Company's business or assets, or in case of any dissolution or winding up of the affairs of the Company, the Company and any assignee, trustee in bankruptcy, receiver, or other person or persons in charge, are hereby directed to pay to the Administrative Agent, the Collateral Agent or the Lenders, as applicable, the full amount of such Person's claim or claims against the Company before making any payment of principal or interest on Creditor Debt or payment of Management Fees. The Creditor hereby sells, transfers, sets over and assigns to the Administrative Agent, the Collateral Agent and the Lenders all claims the Creditor may now or hereafter have against the Company and in any security therefor, and the proceeds thereof, and all rights to any payments, dividends or other distributions arising therefrom. If the Creditor does not file a proper claim or proof of debt in the form required in such proceeding prior to thirty (30) days before the expiration of the time to file a claim in such proceedings, then the Administrative Agent, the Collateral Agent and the Lenders have the right (but no obligation) to do so and are hereby authorized to file an appropriate claim or claims for and on behalf of the Creditor.


         6. This Agreement shall be governed in all respects by the laws of the State of North Carolina and shall be binding upon and shall inure to the benefit of the Creditor, the Administrative Agent, the Collateral Agent, the Lenders, and the Company, and their respective heirs, executors, administrators, personal representatives, successors and assigns. This Agreement and any claim or claims of the Administrative Agent, the Collateral Agent or the Lenders pursuant hereto may be assigned by the Administrative Agent, the Collateral Agent or the Lenders, in whole or in part, at any time, without notice to the Creditor or the Company. This Agreement will terminate upon the repayment in full of the Company Obligations so long as such repayment is not in violation of the provisions hereof.

         IN WITNESS WHEREOF, the Creditor has executed this Agreement under seal as of the date written hereinabove.

                                               CREDITOR:

                                               CAROLINA INVESTORS, INC.


                                               By:
            [CORPORATE SEAL]                      Name:
                                                  Title:
Attest:

By:
   Name:
   Title:

                           ACTION OF THE DIRECTORS OF
                            CAROLINA INVESTORS, INC.
                   BY UNANIMOUS CONSENT WITHOUT FORMAL MEETING

By unanimous consent the Carolina Investors, Inc. Board of Directors approves the following:

         1. Keith B. Giddens as Chief Executive Officer to sign the fourth amendment to the Mortgage Loan Warehousing Agreement, and any other agreements, instruments or documents relating to the amendment of the existing mortgage loan warehousing facility extended to Carolina Investors, Inc..

Executed this _____ day of _______________, 1996.

                                                BOARD OF DIRECTORS:


                                                Earle E. Morris, Jr., Chairman



                                                Keith B. Giddens



                                                John M. Sterling, Jr.



                                                J. Phil Cox



                                                Larry C. Owen



                                                Robert S. Davis



ATTEST:                                         Don C. Bobo


J. Phil Cox, Secretary

                     RESOLUTION BY THE BOARD OF DIRECTORS OF
                              EMERGENT GROUP, INC.



The Board of Directors (the "Board") of Emergent Group, Inc., a South Carolina corporation (the "Company"), waiving any and all requirements of notice, does hereby adopt the following resolution of the Board by unanimous written consent:

RESOLVED, that the Board does hereby agree to reaffirm to First Union National Bank of North Carolina (the "Bank") the guarantee of the Company on a warehouse line of credit provided by the Bank to Carolina Investors, Inc. in an amount not to exceed Twenty Million Dollars ($20,000,000).

Adopted as of the ____ day of ___________, 1996.



John M. Sterling, Jr.                             Tecumseh Hooper, Jr.



Robert S. Davis                                   Jacob H. Martin



Keith B. Giddens                                  Buck Mickel



Clarence B. Bauknight                             Porter B. Rose

                     RESOLUTION BY THE BOARD OF DIRECTORS OF
                         EMERGENT FINANCIAL CORPORATION



The Board of Directors (the "Board") of Emergent Financial Corporation, a South Carolina corporation (the "Company"), waiving any and all requirements of notice, does hereby adopt the following resolution of the Board by unanimous written consent:

RESOLVED, that the Board does hereby agree to reaffirm to First Union National Bank of North Carolina (the "Bank") the guarantee of the Company on a warehouse line of credit provided by the Bank to Carolina Investors, Inc. in an amount not to exceed Twenty Million Dollars ($20,000,000).

Adopted as of the ____ day of ___________, 1996.



                                                         John M. Sterling, Jr.



                                                         Robert S. Davis



                                                         Keith B. Giddens

The Company undertakes to provide to the Commission, upon request, any executed Exhibits or Schedules provided herewith.